Exhibit 99.1

United States Bankruptcy Court

District of Delaware

In re	THE THAXTON GROUP	Case No.	03-13182 - 03-13213
Jointly Administered

Reporting Period: July-06

Monthly Operating Report

File report and attachments with Court and submit copy to United States Trustee within

20 days after end of month.

REQUIRED DOCUMENTS	Form No.		Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1		X
Bank reconcilation ( or copies of Debtor’s bank reconciliations	MOR-1	(CON’T)	X
Copies of bank statements				X
Cash disbursements journals			X
Statement of Operations	MOR-2		X
Balance Sheet	MOR-3		X
Status of Postpetition Taxes	MOR-4		X
Copies of IRS Form 6123 or payment receipt				X
Copies of tax returnes filed during reporting period			X
Summary of Unpaid Postpetition Debts	MOR-4		X
Listing of aged accounts payable			X
Accounts Receivable Reconcilations and Aging	MOR-5		X
Debtor Questionnaire	MOR-5		X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

8/30/06
Signature of Authorized Individual*	Date

Robert Dunn	President and Chief Restructuring Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM IR

(9/99)

BANKRUPTCY CASE NUMBERS PER ENTITY

included in this filing

THE THAXTON GROUP

03-13182 - 03-13213    July 31, 2006

FED ID	Case Number
57-0669498	03-13183	The Thaxton Group

57-1083679	03-13184	Thaxton Operating Company
54-0925005	03-13185	EAGLE Premium Finance Company, Inc.
58-2358369	03-13186	TICO Premium Finance Company, Inc.
57-0926039	03-13187	Thaxton Insurance Group, Inc.
57-1067973	03-13188	Thaxton Commercial Lending, Inc.

56-2258083	03-13195	TICO Credit Corporation
58-2358372	03-13191	TICO Credit Company, Inc.
56-2058522	03-13193	TICO Credit Company of North Carolina, Inc.
57-1109035	03-13196	TICO Credit Company of Alabama, Inc.
62-1720278	03-13197	TICO Credit Company of Tennessee, Inc.
57-1111184	03-13198	TICO Credit Company of Mississippi, Inc.
57-1110723	03-13199	TICO Credit Company of Georgia, Inc.
31-4256360	03-13200	Modern Finance dba TICO Credit Company
31-0819992	03-13202	Modern Financial Services, Inc.
74-2873274	03-13182	TICO Credit Company
64-0560143	03-13201	TICO Credit Company
75-2714829	03-13203	TICO Credit Company
57-1129678	03-13194	TICO Credit Company of Virginia, Inc.

57-1076628	03-13204	Thaxton Investment Corporation
57-0997623	03-13205	Southern Management Corporation
62-1618281	03-13206	Southern Finance of Tennessee, Inc.
57-1002963	03-13211	Covington Credit of Texas, Inc.
57-1013036	03-13207	Southern Financial Management, Inc.
57-1094987	03-13208	Covington Credit, Inc.
58-1435012	03-13209	Covington Credit of Georgia, Inc.
57-0827143	03-13212	Southern Finance of South Carolina, Inc.
57-0857420	03-13213	Quick Credit Corporation, Inc.
57-1096371	03-13210	Covington Credit of Louisiana, Inc.

56-2057616	03-13189	Paragon, Inc.
27-9200069	03-13190	Modern Central Recovery

In re: THE THAXTON GROUP	Case No. 03-13182 - 03-13213
Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period July-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Consolidated - for information purposes only

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month	10,361,983	—			10,361,983	10,500,000	20,970,070	19,402,924

Receipts
Cash Sales
Accounts Receivable	9,394,704				9,394,704	7,650,000	413,329,445	373,961,238
Interest Income/Other Income	26,760				26,760	—	11,928,002	1,221,000
Additional Deposits/Tax Withheld					—	—	—	—
Other (Attach List)	—				—	—	46,302,400	—
Transfers between Accounts	(2,540,232)	2,540,232			—			—
Proceeds from the Sale of Assets
							—	—

Total Receipts	6,881,233	2,540,232	—	—	9,421,465	7,650,000	471,559,847	375,182,238

Disbursements
Gross Payroll/Payroll Taxes		2,540,232			2,540,232	1,852,750	78,726,579	69,765,995
Sales, Use & Other Taxes	8,575				8,575		1,659,269	—
Inventory Purchases					—		—	—
Secured/Rental/Leases	197,542				197,542		3,689,268	—
Insurance/Payroll WH paid from operating accounts	1,816				1,816	38,000	475,891	450,800
Marketing					—		—	—
Property Maintenance/Utilities					—		—	—
Other (Attach List)	1,410,988				1,410,988	1,997,575	76,399,962	74,346,378
					—		—
Loan Proceeds/Expenses Related To Loans/Insurance	6,046,699				6,046,699	5,465,000	211,323,359	207,540,538
					—		—
Deposits to Lenders	—				—		75,185,504	2,500,000
Professional fees - Carve-out	1,577,772				1,577,772	800,000	36,268,711	31,271,526
US Trustee Quarterly Fees	—				—	—	801,551	713,250
Court Costs					—		—
Proceeds to Lender for sale of business units				—
Fees associated with sale of business units				—
							—

Total Disbursements	9,243,392	2,540,232	—	—	11,783,624	10,153,325	484,530,094	386,588,487

Net Cash Flow (Receipts less Disbursements)	(2,362,159)	—	—	—	(2,362,159)	(2,503,325)	(12,970,247)	(11,406,249)

Cash - End of Month	7,999,824	—	—	—	7,999,824	7,996,675	7,999,824	7,996,675

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	0
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	0

FORM MOR-1

THE THAXTON GROUP CONSOLIDATED

Week Ending	BUDGET 7/7	BUDGET 7/14	BUDGET 7/21	BUDGET 7/28	BUDGET MONTH JULY
Beginning Cash	$10,500,000	$9,826,675	$8,835,575	$7,988,000	$10,500,000

Cash Receipts

TICO Cash Collected	—	—	—	—	—
SM Cash Collected	2,000,000	1,600,000	1,800,000	2,250,000	7,650,000
TIG Cash Collected	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—
Other Income Collected	—	—	—	—	—
	—	—	—	—	—

Total Cash Receipts	2,000,000	1,600,000	1,800,000	2,250,000	7,650,000

Cash Disbursements
Loan Proceeds Checks	1,100,000	1,200,000	1,200,000	1,700,000	5,200,000
Expenses related to Loans	70,000	75,000	70,000	50,000	265,000
Expenses related to TIG	—	—	—	—	—

Total Cash Disbursements	1,170,000	1,275,000	1,270,000	1,750,000	5,465,000

					—

NET CASH RECEIPTS	830,000	325,000	530,000	500,000	2,185,000

CASH DISBURSEMENTS:

Operating Cash Disbursements

Advertising	81,000	32,000	28,000	80,000	221,000
Bank Charges	—	25,075	—	—	25,075
Claims Funding*	73,000	67,000	66,000	44,000	250,000
Company Auto	30,000	50	—	—	30,050
Computer Costs	10,000	7,500	4,500	6,000	28,000
Dues And Subscriptions	9,000	500	3,200	2,000	14,700
Employee Reimbursements - collections exp	—	—	—	—	—
Equipment Rental	5,000	—	—	—	5,000
Fixed Assets	37,000	18,000	15,000	—	70,000
Forms & Printing	35,000	15,000	—	35,000	85,000
Insurance	20,500	15,500	500	20,500	57,000
Meals & Entertainment	14,000	50	—	—	14,050
Miscellaneous	8,750	4,750	3,750	750	18,000
Office Expense	6,150	2,250	2,100	2,150	12,650
Postage	15,175	8,175	8,175	8,175	39,700
Prepaid Expenses	—	—	—	—	—
Prepaid Software ABS	25,000	27,000	—	—	52,000
Professional Fees-Ordinary Course	25,000	15,000	15,000	15,000	70,000
Rent	10,000	15,000	190,500	6,000	221,500
Repairs & Maintenance	8,000	7,000	5,100	5,000	25,100
Roadgard	—	50,000	—	—	50,000
Advertising	3,000	—	2,000	—	5,000
Taxes & Licenses	6,000	8,000	—	—	14,000
Telephone	20,000	15,000	43,500	10,000	88,500
Temporary Agency Staff	5,000	—	—	—	5,000
Board of Directors	15,000	3,500	—	—	18,500
Travel	22,000	2,000	1,000	1,000	26,000
Utilities	25,000	10,750	11,000	7,000	53,750

Total Operating Cash Disbursements	508,575	349,100	399,325	242,575	1,499,575

Other Items

Interest to Finova	—	—	—	—	—
Payroll Paid TTG	16,750	—	16,750	—	33,500
Payroll Paid SMC	725,000	295,000	727,500	—	1,747,500
401K	35,000	—	—	36,750	71,750
Restructuring Officer	12,000	12,000	12,000	12,000	48,000
Insurance Renewal	6,000	10,000	22,000	—	38,000
Credit Insurance Carrier	—	450,000	—	—	450,000
Pre-Filing Prepays	—	—	—	—	—
Bank Fees and Expenses	—	—	—	—	—
Deposit to Lender	—	—	—	—	—
Special Litigation Expense	—	—	—	—	—
KERP	—	—	—	—	—
US Trustee	—	—	—	—	—
Bankruptcy Professionals	200,000	200,000	200,000	200,000	800,000

Total Other Items	994,750	967,000	978,250	248,750	3,188,750

					—
Cash from Operations					—
Total Collections	2,000,000	1,600,000	1,800,000	2,250,000	7,650,000
Total Disbursements	2,461,325	2,379,100	2,435,575	2,029,325	9,305,325

Net Cash from Operations	(461,325)	(779,100)	(635,575)	220,675	(1,655,325)

Restructuring Expense	(212,000)	(212,000)	(212,000)	(212,000)	(848,000)

Net Change in Cash	(673,325)	(991,100)	(847,575)	8,675	(2,503,325)

Adjustment due to New Budget Period					—

Ending Cash	9,826,675	8,835,575	7,988,000	7,996,675	7,996,675

THE THAXTON GROUP	FOR INFORMATION PURPOSES ONLY
Cash Disbursements for THE THAXTON GROUP - Consolidated	JOINTLY ADMINISTERED
Monthly Court Report for June-06	HOLDING COMPANY	HOLDING COMPANY	HOLDING COMPANY

	Consolidated Totals	THAXTON GROUP, INC Corporate	Thaxton Operating Company All activity recorded at sub level	Thaxton Investment Corporation All activity recorded at sub level	Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated
Beginning Cash Position	10,361,983.08	9,296,498.36	—		1,067,106.08	(1,621.36)

			—
TICO Cash Collected	—	—			—	—
SM Cash Collected	9,394,704.43	—			9,394,704.43	—
TIG Cash Collected	—	—			—	—
TPF Cash Collected	—	—			—	—
TCL Cash Collected	—	—			—	—
Other Income Collected	26,760.42	26,463.80			296.62	—

Proceeds from the sales of the TICO Assets	—	—

SUBTOTAL	9,421,464.85	26,463.80	—	—	9,395,001.05	—

		—			—	—
	—				—	—
CORRECTION OF BEGINNING BALANCES	—	—			—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	0.00	(272,966.75)			264,307.47	8,659.28
	—	—			—	—
	—				—	—

Total Cash Receipts and Transfers	9,421,464.85	(246,502.95)	—	—	9,659,308.52	8,659.28

						—
Cash Disbursements - Loans						—
						—
Loan Proceeds Checks	5,779,806.24	—			5,779,806.24	—
Expenses related to Loans\Thaxton Insurance Group	266,892.52	—			266,892.52	—

Subtotal - Loans	6,046,698.76	—	—		6,046,698.76	—

		—			—	—
Cash Disbursements - Other	—	—			—	—
Advertising	157,007.80	—			157,007.80	—
Bank Charges	21,818.93	128.08			21,690.85	—
Claims Funding*	261,221.17	—			261,221.17	—
Company Auto	18,225.57	—			18,225.57	—
Computer Costs	5,754.82	4,256.00			1,157.82	341.00
Dues And Subscriptions	7,588.95	—			7,588.95	—
Equipment Rental	3,594.42	—			3,594.42	—
Fixed Assets	25,031.23	—			25,031.23	—
Forms & Printing	61,554.37	159.98			61,394.39	—
Insurance	1,816.31	(83.71)			1,900.02	—
Meals & Entertainment	13,217.16	—			13,217.16	—
Miscellaneous	7,918.16	—			10,918.16	(3,000.00)
Office Expense	6,434.20	1,065.74			5,368.46	—
Postage	49,486.88	148.95			49,337.93	—
Prepaid Software ABS	24,457.75	—			24,457.75	—
Professional Fees-Ordinary Course	16,818.99	9,666.52			7,048.47	104.00
Rent	197,542.10	4,626.00			192,968.60	(52.50)
Repairs & Maintenance	18,950.39	399.60			18,550.79	—
Seminars & Meetings	3,973.67	—			3,973.67	—
Taxes & Licenses	8,574.70	625.17			7,949.53	—
Telephone	71,428.63	1,133.15			70,295.48	—
Travel	33,806.08	—			33,806.08	—
Utilities	51,918.03	367.00			51,405.42	145.61
Interest to Finova	—	—			—	—
Payroll Paid TTG	33,337.23	23,837.42			—	9,499.81
Payroll Paid SMC	2,506,895.10	—			2,506,895.10	—
Restructuring Officer	48,000.00	48,000.00			—	—
Insurance Renewal	27,997.93	—			27,997.93	—
Credit Insurance Payments	406,864.92	—			406,864.92	—
Deposit to Lender	—	—			—	—
US Trustee	—	—			—	—
Bankruptcy Professionals	1,577,771.50	1,577,771.50			—	—
Other	32,004.56	1,735.00			30,269.56	—

Total Other Cash Disbursements	5,736,925.30	1,673,836.40	—		4,056,050.98	7,037.92

					—	—

TOTAL ALL CASH DISBURSEMENTS	11,783,624.06	1,673,836.40	—		10,102,749.74	7,037.92

	7,999,823.87	7,376,159.01	—		623,664.86	(0.00)

BANK ACCOUNT RECONCILED BALANCES:	7,999,823.87	7,376,159.01			623,664.86	(0.00)

I attest that the above bank statement balances have been reconciled to the individual bank statements and that all of the bank statements have been reconciled to the general ledger balance Any differences between the consolidating balance sheet cash and the cash summary are due to additional amounts of petty cash, cash in cash drawers and timing differences.

Signature

Robert Dunn 8/30/06
Name and Date

President and Chief Restructuring Officer
Title

THE THAXTON GROUP
Cash Disbursements for THE THAXTON GROUP - Consolidated	JOINTLY ADMINISTERED
Monthly Court Report for	CASES 03-13182 - 03-13213

	Operating	Payroll	Other	Total
Beginning Cash Position	10,361,983.08		—	10,361,983.08

TICO Cash Collected	—	—	—	—
SM Cash Collected	9,394,704.43	—	—	9,394,704.43
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	26,760.42	—	—	26,760.42
	—	—	—	—
Proceeds from the sales of the TICO Assets	—	—	—	—

SUBTOTAL	9,421,464.85	—	—	9,421,464.85

	—	—	—	—
	—	—	—	—
CORRECTION OF BEGINNING BALANCES	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(2,540,232.33)	2,540,232.33	—	0.00
	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	6,881,232.52	2,540,232.33	—	9,421,464.85

Cash Disbursements - Loans
Loan Proceeds Checks	5,779,806.24			5,779,806.24
Expenses related to Loans\Thaxton Insurance Group	266,892.52			266,892.52

Subtotal - Loans	6,046,698.76	—	—	6,046,698.76

	—
Cash Disbursements - Other	—
Advertising	157,007.80		—	157,007.80
Bank Charges	21,818.93	—	—	21,818.93
Claims Funding*	261,221.17		—	261,221.17
Company Auto	18,225.57	—	—	18,225.57
Computer Costs	5,754.82	—	—	5,754.82
Dues And Subscriptions	7,588.95	—	—	7,588.95
Equipment Rental	3,594.42	—	—	3,594.42
Fixed Assets	25,031.23	—	—	25,031.23
Forms & Printing	61,554.37	—	—	61,554.37
Insurance	1,816.31	—	—	1,816.31
Meals & Entertainment	13,217.16	—	—	13,217.16
Miscellaneous	7,918.16	—	—	7,918.16
Office Expense	6,434.20	—	—	6,434.20
Postage	49,486.88	—	—	49,486.88
Prepaid Software ABS	24,457.75	—	—	24,457.75
Professional Fees-Ordinary Course	16,818.99	—	—	16,818.99
Rent	197,542.10	—	—	197,542.10
Repairs & Maintenance	18,950.39	—	—	18,950.39
Seminars & Meetings	3,973.67	—	—	3,973.67
Taxes & Licenses	8,574.70	—	—	8,574.70
Telephone	71,428.63	—	—	71,428.63
Travel	33,806.08	—	—	33,806.08
Utilities	51,918.03	—	—	51,918.03
Interest to Finova	—	—	—	—
Payroll Paid TTG	—	33,337.23	—	33,337.23
Payroll Paid SMC	—	2,506,895.10	—	2,506,895.10
Restructuring Officer	48,000.00	—	—	48,000.00
Insurance Renewal	27,997.93	—	—	27,997.93
Credit Insurance Payments	406,864.92	—	—	406,864.92
Deposit to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	1,577,771.50	—	—	1,577,771.50
Other	32,004.56	—	—	32,004.56

Total Other Cash Disbursements	3,196,692.97	2,540,232.33	—	5,736,925.30

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	9,243,391.73	2,540,232.33	—	11,783,624.06

	7,999,823.87	—	—	7,999,823.87

BANK ACCOUNT RECONCILED BALANCES:

In re: The Thaxton Group, Inc.	Case No. 03-13183
Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period July-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,673,836.40
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	1,673,836.40

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for The Thaxton Group, Inc.
Monthly Court Report for July-06	Case # 03-13183
FED ID# 57-0669498

	Consolidated Totals	Wachovia Money Market 2003207426123	BB&T ESCROW ACCOUNT 5125898272	WACHOVIA DISBURSEMENT ACCOUNTS 2079900430275 2000014825091	WACHOVIA PAYROLL ACCOUNTS
Beginning Cash Position	9,296,498.36	7,630,097.12	385,248.45	1,281,152.79	—

	—
TICO Cash Collected	—				—
SM Cash Collected	—				—
TIG Cash Collected	—				—
TPF Cash Collected	—				—
TCL Cash Collected	—				—
Other Income Collected	26,463.80	13,220.90		13,242.90	—

Proceeds from the sales of the TICO Assets	—

SUBTOTAL	26,463.80	13,220.90	—	13,242.90	—

	—				—
CORRECTION OF BEGINNING BALANCES	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(272,966.75)	(2,000,000.00)	—	1,703,195.83	23,837.42
	—
	—				—

Total Cash receipts	(246,502.95)	(1,986,779.10)	—	1,716,438.73	23,837.42

					—
Cash Disbursements - Loans					—
					—
Loan Proceeds Checks	—				—
Expenses related to Loans	—				—

Subtotal - Loans	—	—	—	—	—

					—
					—
Cash Disbursements - Other					—
Advertising	—				—
Bank Charges	128.08	64.04	—	64.04
Claims Funding*	—			—
Company Auto	—			—
Computer Costs	4,256.00			4,256.00
Dues And Subscriptions	—			—
Employee Reimbursements - collections exp	—			—
Equipment Rental	—			—
Fixed Assets	—			—
Forms & Printing	159.98			159.98
Insurance	(83.71)			(83.71)
Meals & Entertainment	—			—
Miscellaneous	—			—
Office Expense	1,065.74			1,065.74
Postage	148.95			148.95
Prepaid Expenses	—			—
Prepaid Software ABS	—			—
Professional Fees-Ordinary Course	9,666.52			9,666.52
Rent	4,626.00			4,626.00
Repairs & Maintenance	399.60			399.60
Roadgard	—			—
Seminars & Meetings	—			—
Taxes & Licenses	625.17			625.17
Telephone	1,133.15			1,133.15
Temporary Agency Staff	—			—
Travel	—
Utilities	367.00			367.00
Interest to Finova	—
Payroll Paid TTG	23,837.42				23,837.42
Payroll Paid SMC	—
Restructuring Officer	48,000.00			48,000.00
Insurance Renewal	—
Credit Insurance Payments	—
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—			—
Bankruptcy Professionals	1,577,771.50			1,577,771.50
Other	1,735.00			1,735.00

Total Other Cash Disbursements	1,673,836.40	64.04	—	1,649,934.94	23,837.42

TOTAL ALL CASH DISBURSEMENTS	1,673,836.40	64.04	—	1,649,934.94	23,837.42

	7,376,159.01	5,643,253.98	385,248.45	1,347,656.58	—

Book Balance per bank rec.	7,376,159.01	5,643,253.98	385,248.45	1,347,656.58	—

THE THAXTON GROUP
Cash Disbursements for The Thaxton Group, Inc. Monthly Court Report for FED ID#	Case No. 03-13183

	Operating	Payroll	Other	Total
Beginning Cash Position	9,296,498.36	—	—	9,296,498.36

		—	—	—
TICO Cash Collected	—	—	—	—
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	26,463.80	—	—	26,463.80
Proceeds from the sales of the TICO Assets

SUBTOTAL	26,463.80	—	—	26,463.80

	—	—	—	—
CORRECTION OF BEGINNING BALANCES	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(296,804.17)	23,837.42	—	(272,966.75)
			—	—
	—	—	—	—

Total Cash receipts	(270,340.37)	23,837.42	—	(246,502.95)

Cash Disbursements - Loans
Loan Proceeds Checks	—	—	—	—
Expenses related to Loans	—	—	—	—

Subtotal - Loans	—	—	—	—

Cash Disbursements - Other
Advertising	—	—	—	—
Bank Charges	128.08	—	—	128.08
Claims Funding*	—	—	—	—
Company Auto	—	—	—	—
Computer Costs	4,256.00	—	—	4,256.00
Dues And Subscriptions	—	—	—	—
Employee Reimbursements - collections exp	—	—	—	—
Equipment Rental	—	—	—	—
Fixed Assets	—	—	—	—
Forms & Printing	159.98	—	—	159.98
Insurance	(83.71)	—	—	(83.71)
Meals & Entertainment	—	—	—	—
Miscellaneous	—	—	—	—
Office Expense	1,065.74	—	—	1,065.74
Postage	148.95	—	—	148.95
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	9,666.52	—	—	9,666.52
Rent	4,626.00	—	—	4,626.00
Repairs & Maintenance	399.60	—	—	399.60
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	625.17	—	—	625.17
Telephone	1,133.15	—	—	1,133.15
Temporary Agency Staff	—	—	—	—
Travel	—	—	—	—
Utilities	367.00	—	—	367.00
Interest to Finova	—	—	—	—
Payroll Paid TTG	—	23,837.42	—	23,837.42
Payroll Paid SMC	—	—	—	—
Restructuring Officer	48,000.00	—	—	48,000.00
Insurance Renewal	—	—	—	—
Credit Insurance Payments	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Deposit to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	1,577,771.50	—	—	1,577,771.50
Other	1,735.00	—	—	1,735.00

Total Other Cash Disbursements	1,649,998.98	23,837.42	—	1,673,836.40

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	1,649,998.98	23,837.42	—	1,673,836.40

	7,376,159.01	—	—	7,376,159.01

Book Balance per bank rec.

In re: Thaxton Operating Company	Case No. 03-13184
Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period July-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Operating Company	Case # 03-13184	Case No. 01-10573
Monthly Court Report for July-06
FED ID # 57-1083679

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—	—	—		—	—	—	—

	—			—	—				—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—	HOLDING COMPANY - ALL ACTIVITY THROUGH SUBSIDIARIES						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges								—	—	—	—
Claims Funding*	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—

In re: TICO Premium Finance Company, Inc.	Case No.	03-13186
Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period July-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO PREMIUM	03-13186	Case No. 03-13186
Monthly Court Report for July-06
FED ID# 58-2358369

	Consolidated Totals	Wachovia Premium Escrow 2000022989068	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825664 2079900430589	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—			—	—	—	—

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—	—				—	—	—	—

SUBTOTAL	—	—	—	—		—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—		—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—		—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—					—	—	—	—
Expenses related to Loans	—					—	—	—	—

Subtotal - Loans	—	—	—	—		—			—

Cash Disbursements - Other
Advertising
Bank Charges	—					—	—	—	—
Claims Funding*	—
Company Auto	—					—	—	—	—
Computer Costs	—					—	—	—	—
Dues And Subscriptions	—					—	—	—	—
Employee Reimbursements - collections exp	—					—	—	—	—
Equipment Rental	—					—	—	—	—
Fixed Assets	—					—	—	—	—
Forms & Printing	—					—	—	—	—
Insurance	—					—	—	—	—
Meals & Entertainment	—					—	—	—	—
Miscellaneous	—					—	—	—	—
Office Expense	—					—	—	—	—
Postage	—					—	—	—	—
Prepaid Expenses	—					—	—	—	—
Prepaid Software ABS	—					—	—	—	—
Professional Fees-Ordinary Course	—					—	—	—	—
Rent	—					—	—	—	—
Repairs & Maintenance	—					—	—	—	—
Roadgard	—					—	—	—	—
Seminars & Meetings	—					—	—	—	—
Taxes & Licenses	—					—	—	—	—
Telephone	—					—	—	—	—
Temporary Agency Staff	—					—	—	—	—
Travel	—					—	—	—	—
Utilities	—					—	—	—	—
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
Other	—					—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—		—	—	—	—

	—	—	—	—		—	—	—	—

Book Balance per bank rec.	—	—	—

In re: EAGLE Premium Finance Company, Inc.	Case No. 03-13185
Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period July-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for EAGLE	Case No. 03-13185	Case No. 03-13185
Monthly Court Report for July-06
FED ID# 54-0925005

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—		—	—	—	—

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	All transaction in this subsidiary are included in TICO PREMIUM					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—					—	—	—	—
Claims Funding*	—
Company Auto	—					—	—	—	—
Computer Costs	—					—	—	—	—
Dues And Subscriptions	—					—	—	—	—
Employee Reimbursements - collections exp	—					—	—	—	—
Equipment Rental	—					—	—	—	—
Fixed Assets	—					—	—	—	—
Forms & Printing	—					—	—	—	—
Insurance	—					—	—	—	—
Meals & Entertainment	—					—	—	—	—
Miscellaneous	—					—	—	—	—
Office Expense	—					—	—	—	—
Postage	—					—	—	—	—
Prepaid Expenses	—					—	—	—	—
Prepaid Software ABS	—					—	—	—	—
Professional Fees-Ordinary Course	—					—	—	—	—
Rent	—					—	—	—	—
Repairs & Maintenance	—					—	—	—	—
Roadgard	—					—	—	—	—
Seminars & Meetings	—					—	—	—	—
Taxes & Licenses	—					—	—	—	—
Telephone	—					—	—	—	—
Temporary Agency Staff	—					—	—	—	—
Travel	—					—	—	—	—
Utilities	—					—	—	—	—
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	—					—	—	—	—
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
	—					—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

In re: Thaxton Insurance Group, Inc.	Case No. 03-13187
Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period July-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Insurance Group	Case # 03-13187	Case No. 03-13187
Monthly Court Report for July-06
FED ID# 57-0926039

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—		—		—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans

Loan Proceeds Checks	—
Expenses related to Loans/TIG	—				—			—

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising	—				—			—
Bank Charges	—				—		—	—
Claims Funding*	—				—			—
Company Auto	—				—	—	—	—
Computer Costs	—				—	—	—	—
Dues And Subscriptions	—				—	—	—	—
Employee Reimbursements - collections exp	—				—	—	—	—
Equipment Rental	—				—	—	—	—
Fixed Assets	—				—	—	—	—
Forms & Printing	—				—	—	—	—
Insurance	—				—	—	—	—
Meals & Entertainment	—				—	—	—	—
Miscellaneous	—				—	—	—	—
Office Expense	—				—	—	—	—
Postage	—				—	—	—	—
Prepaid Expenses	—				—	—	—	—
Prepaid Software ABS	—				—	—	—	—
Professional Fees-Ordinary Course	—				—	—	—	—
Rent	—				—	—	—	—
Repairs & Maintenance	—				—	—	—	—
Roadgard	—				—	—	—	—
Seminars & Meetings	—				—	—	—	—
Taxes & Licenses	—				—	—	—	—
Telephone	—				—	—	—	—
Temporary Agency Staff	—				—	—	—	—
Travel	—				—	—	—	—
Utilities	—				—	—	—	—
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	—		—		—	—	—	—
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
Other	—				—	—	—	—

Total Other Cash Disbursements	—	—	—		—	—	—	—

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—		—	—	—	—

	—	—	—		—	—	—	—

Book Balance per bank rec.	—		—

In re: Thaxton Commercial Lending, Inc.	Case No. 03-13188
Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period July-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Commercial Lending	Case # 03-13188	Case No. 03-13188
Monthly Court Report for July-06
FED ID# 57-1067973

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825635 2079900430576	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—	—		—	—	—	—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—	—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—			—			—
Expenses related to Loans	—			—			—

Subtotal - Loans	—	—	—	—			—

Cash Disbursements - Other	—						—
Advertising	—	—		—			—
Bank Charges	—			—	—	—	—
Claims Funding*	—	—					—
Company Auto	—			—	—	—	—
Computer Costs	—			—	—	—	—
Dues And Subscriptions	—			—	—	—	—
Employee Reimbursements - collections exp	—			—	—	—	—
Equipment Rental	—			—	—	—	—
Fixed Assets	—			—	—	—	—
Forms & Printing	—			—	—	—	—
Insurance	—			—	—	—	—
Meals & Entertainment	—			—	—	—	—
Miscellaneous	—			—	—	—	—
Office Expense	—			—	—	—	—
Postage	—			—	—	—	—
Prepaid Expenses	—			—	—	—	—
Prepaid Software ABS	—			—	—	—	—
Professional Fees-Ordinary Course	—			—	—	—	—
Rent	—			—	—	—	—
Repairs & Maintenance	—			—	—	—	—
Roadgard	—			—	—	—	—
Seminars & Meetings	—			—	—	—	—
Taxes & Licenses	—			—	—	—	—
Telephone	—			—	—	—	—
Temporary Agency Staff	—			—	—	—	—
Travel	—			—	—	—	—
Utilities	—			—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	—		—	—	—	—	—
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—

In re: Paragon, Inc.	Case No. 03-13189
Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period July-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Paragon, Inc. - Inactive Company	Case # 03-13189	Case No. 03-13189
Monthly Court Report for July-06
FED ID# 56-2057616

	Consolidated Totals		Wachovia 2003233012187	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—		—	—

	—	—	—		—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—	—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans

Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—			—		—	—
Claims Funding*	—
Company Auto	—			—	—	—	—
Computer Costs	—			—	—	—	—
Dues And Subscriptions	—			—	—	—	—
Employee Reimbursements - collections exp	—			—	—	—	—
Equipment Rental	—			—	—	—	—
Fixed Assets	—			—	—	—	—
Forms & Printing	—			—	—	—	—
Insurance	—			—	—	—	—
Meals & Entertainment	—			—	—	—	—
Miscellaneous	—			—	—	—	—
Office Expense	—			—	—	—	—
Postage	—			—	—	—	—
Prepaid Expenses	—			—	—	—	—
Prepaid Software ABS	—			—	—	—	—
Professional Fees-Ordinary Course	—			—	—	—	—
Rent	—			—	—	—	—
Repairs & Maintenance	—			—	—	—	—
Roadgard	—			—	—	—	—
Seminars & Meetings	—			—	—	—	—
Taxes & Licenses	—			—	—	—	—
Telephone	—			—	—	—	—
Temporary Agency Staff	—			—	—	—	—
Travel	—			—	—	—	—
Utilities	—			—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	—			—	—	—	—
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP
Monthly Court Report for July-06
FED ID#

	Consolidated Totals	TICO-MS 03-13201	TICO-NC 03-13193	TICO-OH 03-13200	TICO-HQ 03-13195
Beginning Cash Position	(1,621.36)	—	—	(0.00)	(1,621.36)

	—	—	—	—	—
TICO Cash Collected	—	—	—	—	—
SM Cash Collected	—	—	—	—	—
TIG Cash Collected	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—
Other Income Collected	—	—	—	—	—

SUBTOTAL	—	—	—	—	—

	—	—	—	—	—
	—	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	8,659.28	—	—	(3,000.00)	11,659.28
	—	—	—	—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—	—	—	—	—
Holdback, Deposits and Escrows	—	—	—	—	—
	—	—	—	—	—

Total Cash Receipts and Transfers	8,659.28	—	—	(3,000.00)	11,659.28

		—	—	—	—
Cash Disbursements - Loans		—	—	—	—
		—	—	—	—
Loan Proceeds Checks	—	—	—	—	—
Expenses related to Loans	—	—	—	—	—

Subtotal - Loans	—	—	—	—	—

		—	—	—	—
	—	—	—	—	—
Cash Disbursements - Other	—	—	—	—	—
Advertising	—	—	—	—	—
Bank Charges	—	—	—	—	—
Claims Funding*	—	—	—	—	—
Company Auto	—	—	—	—	—
Computer Costs	341.00	—	—	—	341.00
Dues And Subscriptions	—	—	—	—	—
Employee Reimbursements - collections exp	—	—	—	—	—
Equipment Rental	—	—	—	—	—
Fixed Assets	—	—	—	—	—
Forms & Printing	—	—	—	—	—
Insurance	—	—	—	—	—
Meals & Entertainment	—	—	—	—	—
Miscellaneous	(3,000.00)	—	—	(3,000.00)	—
Office Expense	—	—	—	—	—
Postage	—	—	—	—	—
Prepaid Expenses	—	—	—	—	—
Prepaid Software ABS	—	—	—	—	—
Professional Fees-Ordinary Course	104.00	—	—	—	104.00
Rent	(52.50)	—	—	—	(52.50)
Repairs & Maintenance	—	—	—	—	—
Roadgard	—	—	—	—	—
Seminars & Meetings	—	—	—	—	—
Taxes & Licenses	—	—	—	—	—
Telephone	—	—	—	—	—
Temporary Agency Staff	—	—	—	—	—
Travel	—	—	—	—	—
Utilities	145.61	—	—	—	145.61
Interest to Finova	—	—	—	—	—
Payroll Paid TTG	9,499.81	—	—	—	9,499.81
Payroll Paid SMC	—	—	—	—	—
Restructuring Officer	—	—	—	—	—
Insurance Renewal	—	—	—	—	—
Credit Insurance Payments	—	—	—	—	—
Pre-Filing Prepays	—	—	—	—	—
Proceeds to Lender	—	—	—	—	—
US Trustee	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—
Other - payment to Investment Banker	—	—	—	—	—

Total Other Cash Disbursements	7,037.92	—	—	(3,000.00)	10,037.92

TOTAL ALL CASH DISBURSEMENTS	7,037.92	—	—	(3,000.00)	10,037.92

		—	—	—	—

	(0.00)	—	—	(0.00)	—

		—	—	—	—
Book Balance per bank rec.	(0.00)	—	—	(0.00)	—

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP	Case No. -
Monthly Court Report for
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	(1,621.36)	—	—	(1,621.36)

		—	—	—
TICO Cash Collected	—	—	—	—
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	—	—	—	—

SUBTOTAL	—	—	—	—

	—	—	—	—
	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(840.53)	9,499.81	—	8,659.28
	—	—	—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—	—	—	—
Holdback, Deposits and Escrows	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	(840.53)	9,499.81	—	8,659.28

—
Cash Disbursements - Loans	—
—
Loan Proceeds Checks	—			—
Expenses related to Loans	—			—

Subtotal - Loans	—			—

	—			—
	—			—
Cash Disbursements - Other	—			—
Advertising	—			—
Bank Charges	—	—	—	—
Claims Funding*	—			—
Company Auto	—	—	—	—
Computer Costs	341.00	—	—	341.00
Dues And Subscriptions	—	—	—	—
Employee Reimbursements - collections exp	—	—	—	—
Equipment Rental	—	—	—	—
Fixed Assets	—	—	—	—
Forms & Printing	—	—	—	—
Insurance	—	—	—	—
Meals & Entertainment	—	—	—	—
Miscellaneous	(3,000.00)	—	—	(3,000.00)
Office Expense	—	—	—	—
Postage	—	—	—	—
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	104.00	—	—	104.00
Rent	(52.50)	—	—	(52.50)
Repairs & Maintenance	—	—	—	—
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	—	—	—	—
Telephone	—	—	—	—
Temporary Agency Staff	—	—	—	—
Travel	—	—	—	—
Utilities	145.61	—	—	145.61
Interest to Finova	—	—	—	—
Payroll Paid TTG	—	9,499.81	—	9,499.81
Payroll Paid SMC	—	—	—	—
Restructuring Officer	—	—	—	—
Insurance Renewal	—	—	—	—
Credit Insurance Payments	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Proceeds to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	—	—	—	—
Other - payment to Investment Banker	—	—	—	—

Total Other Cash Disbursements	(2,461.89)	9,499.81	—	7,037.92

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	(2,461.89)	9,499.81	—	7,037.92

	(0.00)	—	—	(0.00)

Book Balance per bank rec.

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP - DISBURSEMENT ACCOUNTS	WACHOVIA #2000014825101	WACHOVIA #2000014826087	Case No. -
Monthly Court Report for July-06
FED ID#

	Consolidated Totals	TICO-AL	TICO-GA	TICO-DE	TICO-MS	TICO-NC	TICO-OH	TICO-HQ	Operating	Payroll	Other	Total
Beginning Cash Position	(1,621.36)	—	—					(1,621.36)	(1,621.36)	—	—	(1,621.36)

	—	—	—	—	—	—	—	—		—	—	—
TICO Cash Collected	—								—	—	—	—
SM Cash Collected	—							—	—	—	—	—
TIG Cash Collected	—							—	—	—	—	—
TPF Cash Collected	—							—	—	—	—	—
TCL Cash Collected	—							—	—	—	—	—
Other Income Collected	—				—			—	—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(840.53)	—	—	—	—	—	(3,000.00)	2,159.47	(840.53)	—	—	(840.53)
Outstanding Checks	—	—	—	—	—	—	—		—	—	—	—
WACHOVIA #2000014825101	—	—	—	—	—	—	—		—	—	—	—
WACHOVIA #101000020906	—	—	—	—	—	—	—		—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	(840.53)	—	—	—	—	—	(3,000.00)	2,159.47	(840.53)	—	—	(840.53)

		—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—
Loan Proceeds Checks									—			—
Expenses related to Loans	—								—			—

Subtotal - Loans	—	—	—	—	—	—	—	—	—			—

		—	—	—	—	—	—	—	—			—
		—	—	—	—	—	—	—	—			—
Cash Disbursements - Other			—	—	—	—	—	—	—			—
Advertising	—								—			—
Bank Charges	—								—	—	—	—
Claims Funding*	—								—			—
Company Auto	—								—	—	—	—
Computer Costs	341.00							341.00	341.00	—	—	341.00
Dues And Subscriptions	—								—	—	—	—
Employee Reimbursements - collections exp	—								—	—	—	—
Equipment Rental	—								—	—	—	—
Fixed Assets	—								—	—	—	—
Forms & Printing	—								—	—	—	—
Insurance	—								—	—	—	—
Meals & Entertainment	—								—	—	—	—
Miscellaneous	(3,000.00)						(3,000.00)		(3,000.00)	—	—	(3,000.00)
Office Expense	—								—	—	—	—
Postage	—								—	—	—	—
Prepaid Expenses	—								—	—	—	—
Prepaid Software ABS	—								—	—	—	—
Professional Fees-Ordinary Course	104.00							104.00	104.00	—	—	104.00
Rent	(52.50)							(52.50)	(52.50)	—	—	(52.50)
Repairs & Maintenance	—								—	—	—	—
Roadgard	—								—	—	—	—
Seminars & Meetings	—								—	—	—	—
Taxes & Licenses	—								—	—	—	—
Telephone	—								—	—	—	—
Temporary Agency Staff	—								—	—	—	—
Travel	—								—	—	—	—
Utilities	145.61							145.61	145.61	—	—	145.61
Interest to Finova	—								—	—	—	—
Payroll Paid TTG	—								—	—	—	—
Payroll Paid SMC	—								—	—	—	—
Restructuring Officer	—								—	—	—	—
Insurance Renewal	—								—	—	—	—
Credit Insurance Payments	—								—	—	—	—
Pre-Filing Prepays	—								—	—	—	—
Deposit to Lender	—								—	—	—	—
US Trustee	—								—	—	—	—
Bankruptcy Professionals	—								—	—	—	—
Other	—								—	—	—	—

Total Other Cash Disbursements	(2,461.89)	—	—	—	—	—	(3,000.00)	538.11	(2,461.89)	—	—	(2,461.89)

									—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	(2,461.89)	—	—	—	—	—	(3,000.00)	538.11	(2,461.89)	—	—	(2,461.89)

			—	—	—	—	—	—

	—	—	—	—	—	—	—	(0.00)	—	—	—	—

			—	—	—	—	—	—
Book Balance per bank rec.	—		—					—

In re: TICO Credit Corporation	Case No. 03-13195
Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period July-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	10,037.92
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$10,037.92

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO CREDIT CORPORATION, INC	Case # 03-13195	Case No. 03-13195
Monthly Court Report for July-06
FED ID# 56-2258083

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	(1,621.36)	(1,621.36)	—		(1,621.36)	—		(1,621.36)

	—					—	—	—
TICO Cash Collected	—	—			—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	11,659.28	2,159.47	9,499.81		2,159.47	9,499.81	—	11,659.28
	—				—		—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	11,659.28	2,159.47	9,499.81	—	2,159.47	9,499.81	—	11,659.28

Cash Disbursements - Loans
—
Loan Proceeds Checks	—	—			—	—		—
Expenses related to Loans	—	—			—			—

Subtotal - Loans	—	—	—		—	—	—	—

—
		—				—
Cash Disbursements - Other		—				—		—
Advertising	—	—			—	—		—
Bank Charges	—	—			—	—		—
Claims Funding*	—	—			—	—		—
Company Auto	—	—			—	—	—	—
Computer Costs	341.00	341.00			341.00	—	—	341.00
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	104.00	104.00			104.00	—	—	104.00
Rent	(52.50)	(52.50)			(52.50)	—	—	(52.50)
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	145.61	145.61			145.61	—	—	145.61
Interest to Finova		—			—	—	—	—
Payroll Paid TTG	9,499.81	—	9,499.81		—	9,499.81	—	9,499.81
Payroll Paid SMC		—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	10,037.92	538.11	9,499.81	—	538.11	9,499.81	—	10,037.92

TOTAL ALL CASH DISBURSEMENTS	10,037.92	538.11	9,499.81	—	538.11	9,499.81	—	10,037.92

	—	(0.00)	—	—	(0.00)	—	—	—

Book Balance per bank rec.	—	—	—

In re: TICO Credit Company of Virginia, Inc.	Case No. 03-13194
Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period July-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO VA	Case # 03-13194	Case No. 03-13194
Monthly Court Report for July-06
FED ID# 57-1129678

	Consolidated Totals						Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—		—	—	—	—

	—							—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—						—	—	—	—
							—	—	—	—
	—	All Cash is included in TICO SC					—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans

Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges				—			—	—	—	—
Claims Funding*	—			—
Company Auto	—			—			—	—	—	—
Computer Costs	—			—			—	—	—	—
Dues And Subscriptions	—			—			—	—	—	—
Employee Reimbursements - collections exp	—			—			—	—	—	—
Equipment Rental	—			—			—	—	—	—
Fixed Assets	—			—			—	—	—	—
Forms & Printing	—			—			—	—	—	—
Insurance	—			—			—	—	—	—
Meals & Entertainment	—			—			—	—	—	—
Miscellaneous	—			—			—	—	—	—
Office Expense	—			—			—	—	—	—
Postage	—			—			—	—	—	—
Prepaid Expenses	—			—			—	—	—	—
Prepaid Software ABS	—			—			—	—	—	—
Professional Fees-Ordinary Course	—			—			—	—	—	—
Rent	—			—			—	—	—	—
Repairs & Maintenance	—			—			—	—	—	—
Roadgard	—			—			—	—	—	—
Seminars & Meetings	—			—			—	—	—	—
Taxes & Licenses	—			—			—	—	—	—
Telephone	—			—			—	—	—	—
Temporary Agency Staff	—			—			—	—	—	—
Travel	—			—			—	—	—	—
Utilities	—			—			—	—	—	—
Interest to Finova	—			—			—	—	—	—
Payroll Paid TTG	—			—			—	—	—	—
Payroll Paid SMC	—			—			—	—	—	—
Restructuring Officer	—			—			—	—	—	—
Insurance Renewal	—			—			—	—	—	—
Voyager Payment	—			—			—	—	—	—
Pre-Filing Prepays	—			—			—	—	—	—
Deposit to Lender	—			—			—	—	—	—
US Trustee	—			—			—	—	—	—
Bankruptcy Professionals	—			—			—	—	—	—
	—			—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—

							—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	.		—	—	—

In re: TICO Credit Company, Inc.	Case No. 03-13191
Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period July-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-SC	Case No. 03-13191	Case No. 03-13191
Monthly Court Report for July-06
FED ID# 58-2358372

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—		—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans

Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—		—	—	—	—

—
—
Cash Disbursements - Other		—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—				—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

							—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re: TICO Credit Company of Alabama, Inc.	Case No. 03-13196
Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period July-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported

on	this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO ALABAMA	Case No. 03-13196	Case No. 03-13196
Monthly Court Report for July-06
FED ID# 57-1109035

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Bank Vernon 176034601	Community Bank 45571377	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—	—		—

	—						—	—	—
TICO Cash Collected	—			—	—	—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—	—	—	—	—	—
	—					—	—		—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans

Loan Proceeds Checks	—	—				—	—		—
Expenses related to Loans	—	—				—	—		—

Subtotal - Loans	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising	—	—				—	—		—
Bank Charges	—	—		—		—	—		—
Claims Funding*	—	—							—
Company Auto	—	—				—	—	—	—
Computer Costs	—	—				—	—	—	—
Dues And Subscriptions	—	—				—	—	—	—
Employee Reimbursements - collections exp	—	—				—	—	—	—
Equipment Rental	—	—				—	—	—	—
Fixed Assets	—	—				—	—	—	—
Forms & Printing	—	—				—	—	—	—
Insurance	—	—				—	—	—	—
Meals & Entertainment	—	—				—	—	—	—
Miscellaneous	—	—				—	—	—	—
Office Expense	—	—				—	—	—	—
Postage	—	—				—	—	—	—
Prepaid Expenses	—	—				—	—	—	—
Prepaid Software ABS	—	—				—	—	—	—
Professional Fees-Ordinary Course	—	—				—	—	—	—
Rent	—	—				—	—	—	—
Repairs & Maintenance	—	—				—	—	—	—
Roadgard	—	—				—	—	—	—
Seminars & Meetings	—	—				—	—	—	—
Taxes & Licenses	—	—				—	—	—	—
Telephone	—	—				—	—	—	—
Temporary Agency Staff	—	—				—	—	—	—
Travel	—	—				—	—	—	—
Utilities	—	—				—	—	—	—
Interest to Finova	—	—				—	—	—	—
Payroll Paid TTG	—	—	—			—	—	—	—
Payroll Paid SMC	—	—				—	—	—	—
Restructuring Officer	—	—				—	—	—	—
Insurance Renewal	—	—				—	—	—	—
Voyager Payment	—	—				—	—	—	—
Pre-Filing Prepays	—	—				—	—	—	—
Deposit to Lender	—	—				—	—	—	—
US Trustee	—	—				—	—	—	—
Bankruptcy Professionals	—	—				—	—	—	—
Other	—	—				—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—			—	—

In re: TICO Credit Company of North Carolina, Inc.	Case No. 03-13193
Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period July-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-NC	Case No. 03-13193	Case No. 03-13193
Monthly Court Report for July-06
FED ID# 56-2058522

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—				—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—		—	—	—	—

Cash Disbursements - Loans

—
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—		—	—	—	—

—
—
Cash Disbursements - Other		—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

						—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—

In re: TICO Credit Company	Case No. 03-13182
Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period July-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO -DELAWARE	Case No. 03-13182
Monthly Court Report for July-06
FED ID# 74-2873274

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	National City 754211488		Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—		—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans

Loan Proceeds Checks	—	—			—			—
Expenses related to Loans	—	—			—			—

Subtotal - Loans	—	—	—		—	—	—	—

—
		—			—
Cash Disbursements - Other		—			—

Advertising	—	—			—	—	—	—
Bank Charges	—				—	—	—	—
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—			—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

In re: TICO Credit Company of Georgia, Inc.	Case No. 03-13199
Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period July-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO Credit of Georgia, Inc.	Case # 03-13199	Case No. 03-13199
Monthly Court Report for July-06
FED ID# 57-1110723

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—				—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—		—	—	—	—

Cash Disbursements - Loans

Loan Proceeds Checks	—	—			—			—
Expenses related to Loans	—	—			—			—

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements - Other		—
Advertising	—	—			—			—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—			—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

						—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re: Modern Finance dba TICO Credit Company	Case No. 03-13200
Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period July-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	(3,000.00)
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$(3,000.00)

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-OH-MOD	Case No. 03-13200	Case No. 03-13200
Monthly Court Report for July-06
FED ID# 31-4256360

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	National City 394058175	Operating	Payroll	Other	Total
Beginning Cash Position	(0.00)	—	—		(0.00)	—	—	(0.00)

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(3,000.00)	(3,000.00)	—		(3,000.00)	—	—	(3,000.00)
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	(3,000.00)	(3,000.00)	—	—	(3,000.00)	—	—	(3,000.00)

Cash Disbursements - Loans

Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising		—
Bank Charges	—	—		—	—	—	—	—
Claims Funding*	—	—						—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	(3,000.00)	(3,000.00)			(3,000.00)	—	—	(3,000.00)
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	(3,000.00)	(3,000.00)	—	—	(3,000.00)	—	—	(3,000.00)

—

TOTAL ALL CASH DISBURSEMENTS	(3,000.00)	(3,000.00)	—	—	(3,000.00)	—	—	(3,000.00)

	(0.00)	—	—	—	(0.00)	—	—	(0.00)

Book Balance per bank rec.	(0.00)			—

In re: Modern Central Recovery	Case No. 03-13190
Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period July-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Modern Central Recovery	Case # 03-13190	Case No. 03-13190
Monthly Court Report for July-06
FED ID# 27-9200069

	Consolidated Totals		WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—			—	—	—	—

					—	—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—		—	—	—	—
					—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—				—	—	—	—
Claims Funding*	—
Company Auto	—				—	—	—	—
Computer Costs	—				—	—	—	—
Dues And Subscriptions	—				—	—	—	—
Employee Reimbursements - collections exp	—				—	—	—	—
Equipment Rental	—				—	—	—	—
Fixed Assets	—				—	—	—	—
Forms & Printing	—				—	—	—	—
Insurance	—				—	—	—	—
Meals & Entertainment	—				—	—	—	—
Miscellaneous	—				—	—	—	—
Office Expense	—				—	—	—	—
Postage	—				—	—	—	—
Prepaid Expenses	—				—	—	—	—
Prepaid Software ABS	—				—	—	—	—
Professional Fees-Ordinary Course	—				—	—	—	—
Rent	—				—	—	—	—
Repairs & Maintenance	—				—	—	—	—
Roadgard	—				—	—	—	—
Seminars & Meetings	—				—	—	—	—
Taxes & Licenses	—				—	—	—	—
Telephone	—				—	—	—	—
Temporary Agency Staff	—				—	—	—	—
Travel	—				—	—	—	—
Utilities	—				—	—	—	—
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	—		—		—	—	—	—
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
	—				—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	0.00	—	—

In re: TICO Credit Company	Case No. 03-13201
Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period July-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO MISSISSIPPI	Case No. 03-13201	Case No. 03-13201
Monthly Court Report for July-06
FED ID# 64-0560143

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—		—			—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—	—		—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—		—	—	—	—
	—			—		—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—			—	—		—
Holdback, Deposits and Escrows	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—		—	—	—	—
Expenses related to Loans	—	—		—	—	—	—

Subtotal - Loans	—	—		—	—	—	—

Cash Disbursements - Other	—
Advertising	—	—		—	—	—	—
Bank Charges	—	—		—	—	—	—
Claims Funding*	—	—		—	—	—	—
Company Auto	—	—		—	—	—	—
Computer Costs	—	—		—	—	—	—
Dues And Subscriptions	—	—		—	—	—	—
Employee Reimbursements - collections exp	—	—		—	—	—	—
Equipment Rental	—	—		—	—	—	—
Fixed Assets	—	—		—	—	—	—
Forms & Printing	—	—		—	—	—	—
Insurance	—	—		—	—	—	—
Meals & Entertainment	—	—		—	—	—	—
Miscellaneous	—	—		—	—	—	—
Office Expense	—	—		—	—	—	—
Postage	—	—		—	—	—	—
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	—	—		—	—	—	—
Professional Fees-Ordinary Course	—	—		—	—	—	—
Rent	—	—		—	—	—	—
Repairs & Maintenance	—	—		—	—	—	—
Roadgard	—	—		—	—	—	—
Seminars & Meetings	—	—		—	—	—	—
Taxes & Licenses	—	—		—	—	—	—
Telephone	—	—		—	—	—	—
Temporary Agency Staff	—	—		—	—	—	—
Travel	—	—		—	—	—	—
Utilities	—	—		—	—	—	—
Interest to Finova	—	—		—	—	—	—
Payroll Paid TTG	—	—		—	—	—	—
Payroll Paid SMC	—	—		—	—	—	—
Restructuring Officer	—	—		—	—	—	—
Insurance Renewal	—	—		—	—	—	—
Voyager Payment	—	—		—	—	—	—
Pre-Filing Prepays	—	—		—	—	—	—
Proceeds to Lender	—			—	—	—	—
US Trustee	—	—		—	—	—	—
Bankruptcy Professionals	—	—		—	—	—	—
Other - payment to Investment Banker	—			—	—	—	—

Total Other Cash Disbursements	—	—		—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—		—	—	—	—

	—	—		—	—	—	—

Book Balance per bank rec.	—
—

In re: TICO Credit Company	Case No. 03-13203
Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period July-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO TENNESSEE	Case No. 03-13203	Case No. 03-13203
Monthly Court Report for July-06
FED ID# 75-2714829

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	First Federal 163323989	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—	—	—

	—				—	—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—	—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

—
Cash Disbursements - Loans					—
—
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—	—	—	—	—	—

—
—
Cash Disbursements - Other					—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—			—

In re: TICO Credit Company of Tennessee, Inc.	Case No. 03-13197
Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period July-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO TENN-DORMANT	Case # 03-13197	Case No. 03-13197
Monthly Court Report for July-06
FED ID# 62-1720278

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—		—	—					—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans

Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—		—				—	—	—	—
Claims Funding*	—	—		—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—		—

In re: TICO Credit Company of Mississippi, Inc.	Case No. 03-13198
Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period July-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO MS - DORMANT	Case # 03-13198	Case No. 03-13198
Monthly Court Report for July-06
FED ID# 57-1111184

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—		—	—	—	—

	—			—	—				—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
								—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges								—	—	—	—
Claims Funding*
Company Auto								—	—	—	—
Computer Costs								—	—	—	—
Dues And Subscriptions								—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
	—		—		—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re: Modern Financial Services, Inc.	Case No. 03-13202
Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period July-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-OH-MOD-SUB- Inactive DORMANT	Case # 03-13202	Case No. 03-13202
Monthly Court Report for July-06
FED ID# 31-0819992

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—		—	—					—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans

Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—	—	—				—	—	—	—
Claims Funding*	—	—	—	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—

In re: Thaxton Investment Corporation	Case No. 03-13204
Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period July-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Investment Company	Case No. 03-13204	Case No. 03-13204
Monthly Court Report for July-06
FED ID# 57-1076628

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825648 2000014825114	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—					—	—	—	—

							—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—	No Activity - Holding Company - all activity recorded at subsidiary level.				—	—	—	—

SUBTOTAL	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—

Cash Disbursements - Loans

Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges						—	—	—	—
Claims Funding*
Company Auto						—	—	—	—
Computer Costs						—	—	—	—
Dues And Subscriptions						—	—	—	—
Employee Reimbursements - collections exp						—	—	—	—
Equipment Rental						—	—	—	—
Fixed Assets						—	—	—	—
Forms & Printing						—	—	—	—
Insurance						—	—	—	—
Meals & Entertainment						—	—	—	—
Miscellaneous						—	—	—	—
Office Expense						—	—	—	—
Postage						—	—	—	—
Prepaid Expenses						—	—	—	—
Prepaid Software ABS						—	—	—	—
Professional Fees-Ordinary Course						—	—	—	—
Rent						—	—	—	—
Repairs & Maintenance						—	—	—	—
Roadgard						—	—	—	—
Seminars & Meetings						—	—	—	—
Taxes & Licenses						—	—	—	—
Telephone						—	—	—	—
Temporary Agency Staff						—	—	—	—
Travel						—	—	—	—
Utilities						—	—	—	—
Interest to Finova						—	—	—	—
Payroll Paid TTG						—	—	—	—
Payroll Paid SMC						—	—	—	—
Restructuring Officer						—	—	—	—
Insurance Renewal						—	—	—	—
Voyager Payment						—	—	—	—
Pre-Filing Prepays						—	—	—	—
Deposit to Lender						—	—	—	—
US Trustee						—	—	—	—
Bankruptcy Professionals						—	—	—	—
						—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

—

Book Balance per bank rec.	—

THE THAXTON GROUP
SUMMARY - SOUTHERN MANAGEMENT	Case No. -
Monthly Court Report for July-06
FED ID#

	Consolidated Totals	Covington Credit-OK 03-13208	Covington Credit of Texas 03-13211	Southern Finance of South Carolina 03-13212	Covington Credit of Georgia 03-13209	Quick Credit 03-13213	Southern Finance of Tennesse 03-13206	Corporate HQ 03-13205	Operating	Payroll	Other	Total
Beginning Cash Position	1,067,106.08	89,660.87	493,820.58	620,084.31	38,391.13	—	221,748.16	(396,598.97)	1,067,106.08	—	—	1,067,106.08

	—	—	—	—	—	—	—			—	—	—
TICO Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
SM Cash Collected	9,394,704.43	396,448.04	2,596,116.26	2,164,162.93	1,139,510.39	1,196,827.19	938,550.68	963,088.94	9,394,704.43	—	—	9,394,704.43
TIG Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
Other Income Collected	296.62	—	—	—	—	—	—	296.62	296.62	—	—	296.62

SUBTOTAL	9,395,001.05	396,448.04	2,596,116.26	2,164,162.93	1,139,510.39	1,196,827.19	938,550.68	963,385.56	9,395,001.05	—	—	9,395,001.05

	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—		—	—
GENERAL LEDGER SWEEPS AND TRANSFERS	264,307.47	85,340.41	(50,172.72)	286,515.39	349,372.63	58,275.13	92,927.27	(557,950.64)	(2,242,587.63)	2,506,895.10	—	264,307.47
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	9,659,308.52	481,788.45	2,545,943.54	2,450,678.32	1,488,883.02	1,255,102.32	1,031,477.95	405,434.92	7,152,413.42	2,506,895.10	—	9,659,308.52

		—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—

Loan Proceeds Checks	5,779,806.24	293,831.40	1,871,294.65	1,417,560.38	776,296.81	728,076.28	692,746.72	—	5,779,806.24			5,779,806.24
Expenses related to Loans	266,892.52	13,492.64	64,357.82	84,530.93	43,640.05	32,617.59	27,807.90	445.59	266,892.52			266,892.52

Subtotal - Loans	6,046,698.76	307,324.04	1,935,652.47	1,502,091.31	819,936.86	760,693.87	720,554.62	445.59	6,046,698.76			6,046,698.76

		—	—	—	—	—	—	—	—			—
		—	—	—	—	—	—	—	—			—
Cash Disbursements - Other		—	—	—	—	—	—	—	—			—
Advertising	157,007.80	11,225.90	30,089.01	17,698.97	13,678.46	8,058.05	16,125.17	60,132.24	157,007.80			157,007.80
Bank Charges	21,690.85	—	—	—	15.71	—	—	21,675.14	21,690.85	—	—	21,690.85
Claims Funding*	261,221.17	1,972.08	92,199.02	40,272.75	7,365.26	20,222.55	24,005.36	75,184.15	261,221.17			261,221.17
Company Auto	18,225.57	471.73	2,725.23	4,572.22	1,949.66	—	3,315.63	5,191.10	18,225.57	—	—	18,225.57
Computer Costs	1,157.82	7.91	73.27	7.24	22.24	9.25	234.64	803.27	1,157.82	—	—	1,157.82
Dues And Subscriptions	7,588.95	—	148.60	3,255.35	—	1,980.00	2,205.00	—	7,588.95	—	—	7,588.95
Employee Reimbursements - collections exp	—	—	—	—	—	—	—	—	—	—	—	—
Equipment Rental	3,594.42	—	—	10.00	—	—	—	3,584.42	3,594.42	—	—	3,594.42
Fixed Assets	25,031.23	15,989.15	—	3,904.37	405.92	—	399.00	4,332.79	25,031.23	—	—	25,031.23
Forms & Printing	61,394.39	7,817.66	17,540.63	11,970.27	8,108.67	6,802.37	3,871.26	5,283.53	61,394.39	—	—	61,394.39
Insurance	1,900.02	74.93	522.70	486.75	209.47	210.15	161.36	234.66	1,900.02	—	—	1,900.02
Meals & Entertainment	13,217.16	795.79	4,615.65	3,711.42	1,059.36	—	1,453.28	1,581.66	13,217.16	—	—	13,217.16
Miscellaneous	10,918.16	1,099.77	2,120.77	2,784.40	2,971.84	555.20	1,129.85	256.33	10,918.16	—	—	10,918.16
Office Expense	5,368.46	650.64	864.95	295.30	341.00	139.71	1,349.08	1,727.78	5,368.46	—	—	5,368.46
Postage	49,337.93	6,998.41	6,974.54	10,639.22	4,599.19	4,920.85	2,590.45	12,615.27	49,337.93	—	—	49,337.93
Prepaid Expenses	—	—	—	—	—	—	—	—	—	—	—	—
Prepaid Software ABS	24,457.75	—	—	—	—	—	—	24,457.75	24,457.75	—	—	24,457.75
Professional Fees-Ordinary Course	7,048.47	—	—	456.00	—	—	—	6,592.47	7,048.47	—	—	7,048.47
Rent	192,968.60	12,167.63	57,753.27	38,598.55	23,859.67	20,689.85	24,455.49	15,444.14	192,968.60	—	—	192,968.60
Repairs & Maintenance	18,550.79	842.96	4,419.21	5,753.97	1,837.17	2,826.16	2,392.52	478.80	18,550.79	—	—	18,550.79
Roadgard	35,880.00	—	—	—	35,880.00	—	—	—	35,880.00	—	—	35,880.00
Seminars & Meetings	3,973.67	—	226.00	606.49	2,310.00	—	431.18	400.00	3,973.67	—	—	3,973.67
Taxes & Licenses	7,949.53	—	129.10	1,397.89	5,355.65	881.89	20.00	165.00	7,949.53	—	—	7,949.53
Telephone	70,295.48	4,343.55	15,654.60	17,860.58	8,647.47	6,948.20	10,548.05	6,293.03	70,295.48	—	—	70,295.48
Temporary Agency Staff	33.75	—	33.75	—	—	—	—	—	33.75	—	—	33.75
Travel	33,806.08	3,435.30	6,113.28	1,711.01	1,870.10	15.00	2,930.16	17,731.23	33,806.08	—	—	33,806.08
Utilities	51,405.42	4,182.36	20,163.16	10,596.78	6,844.91	5,173.59	4,444.62	—	51,405.42	—	—	51,405.42
Interest to Finova	—	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid TTG	—	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid SMC	2,506,895.10	117,229.76	420,681.26	724,291.66	383,572.94	326,308.58	262,963.67	271,847.23	—	2,506,895.10	—	2,506,895.10
Restructuring Officer	—	—	—	—	—	—	—	—	—	—	—	—
Insurance Renewal	27,997.93	—	—	—	—	—	—	27,997.93	27,997.93	—	—	27,997.93
Credit Insurance Payments	406,864.92	—	—	155,692.03	164,930.43	86,242.46	—	—	406,864.92	—	—	406,864.92
Pre-Filing Prepays	—	—	—	—	—	—	—	—	—	—	—	—
Deposit to Lender	—	—	—	—	—	—	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—	—	—	—	—	—
Other	30,269.56	874.34	9,756.08	6,427.73	3,112.65	2,424.59	701.47	6,972.70	30,269.56	—	—	30,269.56

Total Other Cash Disbursements	4,056,050.98	190,179.87	692,804.08	1,063,000.95	678,947.77	494,408.45	365,727.24	570,982.62	1,549,155.88	2,506,895.10	—	4,056,050.98

		—	—		—				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	10,102,749.74	497,503.91	2,628,456.55	2,565,092.26	1,498,884.63	1,255,102.32	1,086,281.86	571,428.21	7,595,854.64	2,506,895.10	—	10,102,749.74

			—

	623,664.86	73,945.41	411,307.57	505,670.37	28,389.52	—	166,944.25	(562,592.26)	623,664.86	—	—	623,664.86

Book Balance per bank rec.	623,664.86	73,945.41	411,307.57	505,670.37	28,389.52	—	166,944.25	(562,592.26)

THE THAXTON GROUP
Cash Disbursements for Southern Management Corp Consolidated	Wachovia 2000014825127
Monthly Court Report for July-06	ACCOUNT #2079900430903
FED ID#

ZBA ACCOUNTS	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	Alabama- NON FILER	CORPORATE HQ
Beginning Cash Position	(942,056.09)	—	—	—	—	—			(942,056.09)

	—
TICO Cash Collected	—
SM Cash Collected	148,265.28							148,265.28
TIG Cash Collected	—
TPF Cash Collected	—	—
TCL Cash Collected	—	—
Other Income Collected	—

SUBTOTAL	148,265.28	—	—	—	—	—	—	148,265.28	—

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	9,139,181.36	457,757.17	2,644,720.47	2,223,328.41	1,316,048.31	1,096,742.12	971,741.32	179,361.97	249,481.59
OUTSTANDING CHECKS	—					—
Account # 2000014825127	—
Account #2079900430903	—
	—

Total Cash Receipts and Transfers	9,287,446.64	457,757.17	2,644,720.47	2,223,328.41	1,316,048.31	1,096,742.12	971,741.32	327,627.25	249,481.59

Cash Disbursements - Loans

Loan Proceeds Checks	6,005,112.41	293,831.40	1,871,294.65	1,417,560.38	776,296.81	728,076.28	692,746.72	225,306.17
Expenses related to Loans	273,613.12	13,492.64	64,357.82	84,530.93	43,640.05	32,617.59	27,807.90	6,720.60	445.59

Subtotal - Loans	6,278,725.53	307,324.04	1,935,652.47	1,502,091.31	819,936.86	760,693.87	720,554.62	232,026.77	445.59

Cash Disbursements - Other
Advertising	161,088.72	11,225.90	30,089.01	17,698.97	13,678.46	8,058.05	16,125.17	4,080.92	60,132.24
Bank Charges	21,704.11		1.55	11.71	15.71				21,675.14
Claims Funding*	268,326.61	1,972.08	92,199.02	40,272.75	7,365.26	20,222.55	24,005.36	7,105.44	75,184.15
Company Auto	18,608.42	471.73	2,725.23	4,572.22	1,949.66		3,315.63	382.85	5,191.10
Computer Costs	1,157.82	7.91	73.27	7.24	22.24	9.25	234.64		803.27
Dues And Subscriptions	7,827.95		148.60	3,255.35		1,980.00	2,205.00	239.00
Employee Reimbursements - collections exp	—
Equipment Rental	3,594.42			10.00					3,584.42
Fixed Assets	30,428.49	15,989.15		3,904.37	405.92		399.00	5,397.26	4,332.79
Forms & Printing	65,050.26	7,817.66	17,540.63	11,970.27	8,108.67	6,802.37	3,871.26	3,655.87	5,283.53
Insurance	1,923.22	74.93	522.70	486.75	209.47	210.15	161.36	23.20	234.66
Meals & Entertainment	13,832.15	795.79	4,615.65	3,711.42	1,059.36		1,453.28	614.99	1,581.66
Miscellaneous	12,116.20	1,099.77	2,120.77	2,784.40	2,971.84	555.20	1,129.85	1,198.04	256.33
Office Expense	6,815.29	650.64	864.95	295.30	341.00	139.71	1,349.08	1,446.83	1,727.78
Postage	52,945.98	6,998.41	6,974.54	10,639.22	4,599.19	4,920.85	2,590.45	3,608.05	12,615.27
Prepaid Expenses	—
Prepaid Software ABS	24,457.75								24,457.75
Professional Fees-Ordinary Course	7,048.47			456.00					6,592.47
Rent	199,996.80	12,167.63	57,753.27	38,598.55	23,859.67	20,689.85	24,455.49	7,028.20	15,444.14
Repairs & Maintenance	18,633.24	842.96	4,419.21	5,753.97	1,837.17	2,826.16	2,392.52	82.45	478.80
Roadgard	35,880.00				35,880.00
Seminars & Meetings	4,127.67		226.00	606.49	2,310.00		431.18	154.00	400.00
Taxes & Licenses	8,556.85		129.10	1,397.89	5,355.65	881.89	20.00	607.32	165.00
Telephone	73,609.52	4,343.55	15,654.60	17,860.58	8,647.47	6,948.20	10,548.05	3,314.04	6,293.03
Temporary Agency Staff	33.75		33.75
Travel	35,616.82	3,435.30	6,113.28	1,711.01	1,870.10	15.00	2,930.16	1,810.74	17,731.23
Utilities	52,882.74	4,182.36	20,163.16	10,596.78	6,844.91	5,173.59	4,444.62	1,477.32
Interest to Finova	—
Payroll Paid TTG	—
	1,617,046.54	77,483.02	436,943.63	382,516.10	200,736.62	167,948.38	148,423.13	53,373.96	149,621.70
Restructuring Officer	—
Insurance Renewal	27,997.93								27,997.93
Credit Insurance Carrier	406,864.92			155,692.03	164,930.43	86,242.46
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	30,269.56	874.34	9,756.08	6,427.73	3,112.65	2,424.59	701.47		6,972.70

Total Other Cash Disbursements	3,208,442.20	150,433.13	709,068.00	721,237.10	496,111.45	336,048.25	251,186.70	95,600.48	448,757.09

TOTAL ALL CASH DISBURSEMENTS	9,487,167.73	457,757.17	2,644,720.47	2,223,328.41	1,316,048.31	1,096,742.12	971,741.32	327,627.25	449,202.68

	(1,141,777.18)	—	—	—	—	—	—	—	(1,141,777.18)

Book Balance per bank rec.		—	—		—	—			(1,141,777.18)

In re: Covington Credit, Inc.	Case No. 03-13208
Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period July-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	497,503.91
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$497,503.91

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit, Inc	Case No. 03-13208	Case No.
Monthly Court Report for July-06
FED ID# 57-1094987

	Consolidated Totals	Arvest Bank 11682857	Arvest Bank 11275222	F&M Bank & Trust Company 349836	F&M Bank & Trust Company 352357	RCB Bank 621656	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Central National 212407	ARVEST 11860459	ARVEST 570344986		Operating	Payroll	Other
Beginning Cash Position	89,660.87	9,666.93	8,820.03	8,698.75	11,036.61	11,520.43	—	—	10,373.09	7,377.21	22,167.82		89,660.87	—	—

	—												—	—	—
TICO Cash Collected	—												—	—	—
SM Cash Collected	396,448.04	36,924.89	24,534.32	41,094.31	35,415.74	34,125.33	104,245.09		49,547.59	29,893.46	40,667.31		396,448.04	—	—
TIG Cash Collected	—												—	—	—
TPF Cash Collected	—												—	—	—
TCL Cash Collected	—												—	—	—
Other Income Collected	—												—	—	—

SUBTOTAL	396,448.04	36,924.89	24,534.32	41,094.31	35,415.74	34,125.33	104,245.09	—	49,547.59	29,893.46	40,667.31	—	396,448.04	—	—

	—												—	—	—
	—												—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	85,340.41	(36,560.20)	(26,493.26)	(42,400.38)	(36,556.09)	(35,155.08)	353,512.08	39,746.74	(60,730.50)	(31,155.71)	(38,867.19)		85,340.41	—	—
	—												—	—	—
	—												—	—	—

Total Cash Receipts and Transfers	481,788.45	364.69	(1,958.94)	(1,306.07)	(1,140.35)	(1,029.75)	457,757.17	39,746.74	(11,182.91)	(1,262.25)	1,800.12	—	442,041.71	39,746.74	—

													—	—
Cash Disbursements - Loans													—	—
													—	—
Loan Proceeds Checks	293,831.40						293,831.40						293,831.40	—
Expenses related to Loans	13,492.64						13,492.64						13,492.64	—

Subtotal - Loans	307,324.04	—	—	—	—	—	307,324.04	—	—	—	—		307,324.04	—	—

													—	—
													—	—
Cash Disbursements - Other	—												—	—
Advertising	11,225.90						11,225.90						11,225.90	—
Bank Charges	—						—						—	—	—
Claims Funding*	1,972.08						1,972.08						1,972.08	—
Company Auto	471.73						471.73						471.73	—	—
Computer Costs	7.91						7.91						7.91	—	—
Dues And Subscriptions	—						—						—	—	—
Employee Reimbursements - collections exp	—						—						—	—	—
Equipment Rental	—						—						—	—	—
Fixed Assets	15,989.15						15,989.15						15,989.15	—	—
Forms & Printing	7,817.66						7,817.66						7,817.66	—	—
Insurance	74.93						74.93						74.93	—	—
Meals & Entertainment	795.79						795.79						795.79	—	—
Miscellaneous	1,099.77						1,099.77						1,099.77	—	—
Office Expense	650.64						650.64						650.64	—	—
Postage	6,998.41						6,998.41						6,998.41	—	—
Prepaid Expenses	—						—						—	—	—
Prepaid Software ABS	—						—						—	—	—
Professional Fees-Ordinary Course	—						—						—	—	—
Rent	12,167.63						12,167.63						12,167.63	—	—
Repairs & Maintenance	842.96						842.96						842.96	—	—
Roadgard	—						—						—	—	—
Seminars & Meetings	—						—						—	—	—
Taxes & Licenses	—						—						—	—	—
Telephone	4,343.55						4,343.55						4,343.55	—	—
Temporary Agency Staff	—						—						—	—	—
Travel	3,435.30						3,435.30						3,435.30	—	—
Utilities	4,182.36						4,182.36						4,182.36	—	—
Interest to Finova	—						—						—	—	—
Payroll Paid TTG	—						—						—	—	—
Payroll Paid SMC	117,229.76						77,483.02	39,746.74					77,483.02	39,746.74	—
Restructuring Officer	—						—						—	—	—
Insurance Renewal	—						—						—	—	—
Voyager Payment	—						—						—	—	—
Pre-Filing Prepays	—						—						—	—	—
Deposit to Lender	—						—						—	—	—
US Trustee	—						—						—	—	—
Bankruptcy Professionals	—						—						—	—	—
Other	874.34						874.34						874.34	—	—

Total Other Cash Disbursements	190,179.87	—	—	—	—	—	150,433.13	39,746.74	—	—	—		150,433.13	39,746.74	—

													—	—	—

TOTAL ALL CASH DISBURSEMENTS	497,503.91	—	—	—	—	—	457,757.17	39,746.74	—	—	—		457,757.17	39,746.74	—

	73,945.41	10,031.62	6,861.09	7,392.68	9,896.26	10,490.68	—	—	(809.82)	6,114.96	23,967.94		73,945.41	—	—

Ending Bank Balance per bank rec.	73,945.41	10,031.62	6,861.09	7,392.68	9,896.26	10,490.68			(809.82)	6,114.96	23,967.94

In re: Southern Finance of South Carolina, Inc.	Case No. 03-13212
Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period July-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	2,565,092.26
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$2,565,092.26

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Finance -SC	Case # 03-13212	Case No. 03-13212
Monthly Court Report for July-06
FED ID# 57-0827143

	Consolidated Totals	Peoples 1170002977	Exchange Bank of S.C. 510004702501	BB&T 5125815210	Regions Bank 3858010811	South Carolina Bank and Trust 270002033	WACHOVIA DISBURSEMENT ACCOUNTS
Beginning Cash Position	620,084.31	8,665.84	12,014.36	10,193.73	495,157.49	20,212.90

	—
TICO Cash Collected	—
SM Cash Collected	2,164,162.93	43,525.38	54,533.17	41,220.22	1,801,281.50	78,111.97	(148,285.44)
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	2,164,162.93	43,525.38	54,533.17	41,220.22	1,801,281.50	78,111.97	(148,285.44)

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	286,515.39	(46,948.25)	(56,339.24)	(42,810.67)	(1,894,295.33)	(80,850.84)	2,371,602.14
	—
	—

Total Cash Receipts and Transfers	2,450,678.32	(3,422.87)	(1,806.07)	(1,590.45)	(93,013.83)	(2,738.87)	2,223,316.70

Cash Disbursements - Loans

Loan Proceeds Checks	1,417,560.38						1,417,560.38
Expenses related to Loans	84,530.93						84,530.93

Subtotal - Loans	1,502,091.31						1,502,091.31

Cash Disbursements - Other
Advertising	17,698.97						17,698.97
Bank Charges	—
Claims Funding*	40,272.75						40,272.75
Company Auto	4,572.22						4,572.22
Computer Costs	7.24						7.24
Dues And Subscriptions	3,255.35						3,255.35
Employee Reimbursements - collections exp	—						—
Equipment Rental	10.00						10.00
Fixed Assets	3,904.37						3,904.37
Forms & Printing	11,970.27						11,970.27
Insurance	486.75						486.75
Meals & Entertainment	3,711.42						3,711.42
Miscellaneous	2,784.40						2,784.40
Office Expense	295.30						295.30
Postage	10,639.22						10,639.22
Prepaid Expenses	—						—
Prepaid Software ABS	—						—
Professional Fees-Ordinary Course	456.00						456.00
Rent	38,598.55						38,598.55
Repairs & Maintenance	5,753.97						5,753.97
Roadgard	—						—
Seminars & Meetings	606.49						606.49
Taxes & Licenses	1,397.89						1,397.89
Telephone	17,860.58						17,860.58
Temporary Agency Staff	—						—
Travel	1,711.01						1,711.01
Utilities	10,596.78						10,596.78
Interest to Finova	—						—
Payroll Paid TTG	—						—
Payroll Paid SMC	724,291.66						382,516.10
Restructuring Officer	—						—
Insurance Renewal	—						—
Voyager Payment	155,692.03						155,692.03
Pre-Filing Prepays	—						—
Deposit to Lender	—						—
US Trustee	—						—
Bankruptcy Professionals	—						—
Other	6,427.73						6,427.73

Total Other Cash Disbursements	1,063,000.95	—	—	—	—	—	721,225.39

TOTAL ALL CASH DISBURSEMENTS	2,565,092.26	—	—	—	—	—	2,223,316.70

	505,670.37	5,242.97	10,208.29	8,603.28	402,143.66	17,474.03	—

Book Balance per bank rec.	505,670.37	5,242.97	10,208.29	8,603.28	402,143.66	17,474.03

	WACHOVIA PAYROLL ACCOUNTS	South Carolina Bank and Trust 270002041	South Carolina Bank and Trust 270002058	Palmetto Bank 11055855	Operating	Payroll	Other	Total
Beginning Cash Position	—	17,201.12	17,149.20	39,489.67	620,084.31	—	—	620,084.31

						—	—	—
TICO Cash Collected					—	—	—	—
SM Cash Collected		57,731.85	59,257.28	176,787.00	2,164,162.93	—	—	2,164,162.93
TIG Cash Collected					—	—	—	—
TPF Cash Collected					—	—	—	—
TCL Cash Collected					—	—	—	—
Other Income Collected					—	—	—	—

SUBTOTAL	—	57,731.85	59,257.28	176,787.00	2,164,162.93	—	—	2,164,162.93

					—	—	—	—
					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	341,775.56	(60,657.16)	(60,282.85)	(184,677.97)	(55,260.17)	341,775.56	—	286,515.39
					—	—	—	—
					—	—	—	—

Total Cash Receipts and Transfers	341,775.56	(2,925.31)	(1,025.57)	(7,890.97)	2,108,902.76	341,775.56	—	2,450,678.32

					—
Cash Disbursements - Loans					—
					—
Loan Proceeds Checks					1,417,560.38			1,417,560.38
Expenses related to Loans					84,530.93			84,530.93

Subtotal - Loans					1,502,091.31			1,502,091.31

					—
					—
Cash Disbursements - Other					—
Advertising					17,698.97			17,698.97
Bank Charges					—	—	—	—
Claims Funding*					40,272.75			40,272.75
Company Auto					4,572.22	—	—	4,572.22
Computer Costs					7.24	—	—	7.24
Dues And Subscriptions					3,255.35	—	—	3,255.35
Employee Reimbursements - collections exp					—	—	—	—
Equipment Rental					10.00	—	—	10.00
Fixed Assets					3,904.37	—	—	3,904.37
Forms & Printing					11,970.27	—	—	11,970.27
Insurance					486.75	—	—	486.75
Meals & Entertainment					3,711.42	—	—	3,711.42
Miscellaneous					2,784.40	—	—	2,784.40
Office Expense					295.30	—	—	295.30
Postage					10,639.22	—	—	10,639.22
Prepaid Expenses					—	—	—	—
Prepaid Software ABS					—	—	—	—
Professional Fees-Ordinary Course					456.00	—	—	456.00
Rent					38,598.55	—	—	38,598.55
Repairs & Maintenance					5,753.97	—	—	5,753.97
Roadgard					—	—	—	—
Seminars & Meetings					606.49	—	—	606.49
Taxes & Licenses					1,397.89	—	—	1,397.89
Telephone					17,860.58	—	—	17,860.58
Temporary Agency Staff					—	—	—	—
Travel					1,711.01	—	—	1,711.01
Utilities					10,596.78	—	—	10,596.78
Interest to Finova					—	—	—	—
Payroll Paid TTG					—	—	—	—
Payroll Paid SMC	341,775.56				382,516.10	341,775.56	—	724,291.66
Restructuring Officer					—	—	—	—
Insurance Renewal					—	—	—	—
Voyager Payment					155,692.03	—	—	155,692.03
Pre-Filing Prepays					—	—	—	—
Deposit to Lender					—	—	—	—
US Trustee					—	—	—	—
Bankruptcy Professionals					—	—	—	—
Other					6,427.73	—	—	6,427.73

Total Other Cash Disbursements	341,775.56	—	—	—	1,063,000.95	—	—	1,063,000.95

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	341,775.56	—	—	—	2,223,316.70	341,775.56	—	2,565,092.26

	—	14,275.81	16,123.63	31,598.70	505,670.37	—	—	505,670.37

Book Balance per bank rec.		14,275.81	16,123.63	31,598.70

In re: Covington Credit of Texas, Inc.	Case No. 03-13211
Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period July-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	2,628,456.55
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$2,628,456.55

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas	Case # 03-13211
Monthly Court Report for July-06
FED ID# 57-1002963

	Consolidated Totals	1st Commerce Bank 350188	1st Commerce Bank 381959	American Bank of Texas 1002218089	American National Bank 0010944	Houston Comm Bank 52833	First National Bank 81547	Bank Trust 3067993
Beginning Cash Position	493,820.58	9,745.31	11,380.08	18,630.81	13,230.51	—	—	—

	—
TICO Cash Collected	—
SM Cash Collected	2,596,116.26	44,856.92	52,373.84	45,709.24	54,578.90	12,016.74	200.00	8,093.50
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	2,596,116.26	44,856.92	52,373.84	45,709.24	54,578.90	12,016.74	200.00	8,093.50

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(50,172.72)	(41,490.01)	(52,441.86)	(47,521.55)	(55,149.43)
	—
	—
	—
	—

Total Cash Receipts and Transfers	2,545,943.54	3,366.91	(68.02)	(1,812.31)	(570.53)	12,016.74	200.00	8,093.50

Cash Disbursements - Loans

Loan Proceeds Checks	1,871,294.65
Expenses related to Loans	64,357.82

Subtotal - Loans	1,935,652.47	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising	30,089.01
Bank Charges	—
Claims Funding*	92,199.02
Company Auto	2,725.23
Computer Costs	73.27
Dues And Subscriptions	148.60
Employee Reimbursements - collections exp	—
Equipment Rental	—
Fixed Assets	—
Forms & Printing	17,540.63
Insurance	522.70
Meals & Entertainment	4,615.65
Miscellaneous	2,120.77
Office Expense	864.95
Postage	6,974.54
Prepaid Expenses	—
Prepaid Software ABS	—
Professional Fees-Ordinary Course	—
Rent	57,753.27
Repairs & Maintenance	4,419.21
Roadgard	—
Seminars & Meetings	226.00
Taxes & Licenses	129.10
Telephone	15,654.60
Temporary Agency Staff	33.75
Travel	6,113.28
Utilities	20,163.16
Interest to Finova	—
Payroll Paid TTG	—
Payroll Paid SMC	420,681.26
Restructuring Officer	—
Insurance Renewal	—
Voyager Payment	—
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	9,756.08

Total Other Cash Disbursements	692,804.08	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	2,628,456.55	—	—	—	—	—	—	—

	411,307.57	13,112.22	11,312.06	16,818.50	12,659.98	12,016.74	200.00	8,093.50

Book Balance per bank rec.	703,025.99	13,112.22	11,312.06	16,818.50	12,659.98	12,016.74	200.00	8,093.50

	State Bank of Texas 8041871	Bank of Texas 3000010649	Texas State Bank 100102889	First State Bank 2702488	Frost National Bank 460020362	Hibernia National Bank 04122623	International Bank of Commerce 9004201	Kleberg First National Bank 123390	Prosperity Bank 2102872900
Beginning Cash Position	—	10,016.31	12,115.31	8,912.64	14,598.81	7,400.76	131,804.21	14,557.23	8,427.42

TICO Cash Collected
SM Cash Collected	168,262.00	38,763.39	60,556.65	46,645.08	30,758.53	32,223.17	619,973.98	54,191.98	38,133.68
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected
Other Income Collected

SUBTOTAL	168,262.00	38,763.39	60,556.65	46,645.08	30,758.53	32,223.17	619,973.98	54,191.98	38,133.68

GENERAL LEDGER DEPOSITS AND TRANSFERS		(36,602.20)	(60,474.98)	(45,509.85)	(34,618.25)	(31,131.22)	(608,501.58)	(56,549.37)	(36,368.57)
		—

Total Cash Receipts and Transfers	168,262.00	2,161.19	81.67	1,135.23	(3,859.72)	1,091.95	11,472.40	(2,357.39)	1,765.11

Cash Disbursements - Loans

Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges
Claims Funding*
Company Auto
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp
Equipment Rental
Fixed Assets
Forms & Printing
Insurance
Meals & Entertainment
Miscellaneous
Office Expense
Postage
Prepaid Expenses
Prepaid Software ABS
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance
Roadgard
Seminars & Meetings
Taxes & Licenses
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG
Payroll Paid SMC
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Deposit to Lender
US Trustee
Bankruptcy Professionals
Other

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

	168,262.00	12,177.50	12,196.98	10,047.87	10,739.09	8,492.71	143,276.61	12,199.84	10,192.53

Book Balance per bank rec.	168,262.00	12,177.50	12,196.98	10,047.87	10,739.09	8,492.71	143,276.61	12,199.84	10,192.53

THE THAXTON GROUP

Cash Disbursements for Covington Credit of Texas

Monthly Court Report for

FED ID#

	Liberty National Bank 126979	Prosperity Bank 2794981	Prosperity Bank 2795011	Prosperity Bank 2795791	Prosperity Bank 75137494	Community Bank & Trust 11798527	Guaranty Bank 380-3594062	1st National 79921
Beginning Cash Position	10,799.67	8,690.73	6,333.57	9,558.78	7,670.48	10,837.95	6,760.04	10,727.14

TICO Cash Collected				—
SM Cash Collected	31,393.74	35,201.60	46,953.92	53,485.09	29,850.13	50,235.28	35,402.13	54,627.60
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected				—
Other Income Collected

SUBTOTAL	31,393.74	35,201.60	46,953.92	53,485.09	29,850.13	50,235.28	35,402.13	54,627.60

GENERAL LEDGER DEPOSITS AND TRANSFERS	(32,577.34)	(32,761.46)	(45,868.97)	(52,864.50)	(29,650.45)	(47,984.49)	(35,526.89)	(62,047.55)

Total Cash Receipts and Transfers	(1,183.60)	2,440.14	1,084.95	620.59	199.68	2,250.79	(124.76)	(7,419.95)

Cash Disbursements - Loans

Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges				—				—
Claims Funding*
Company Auto
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp
Equipment Rental
Fixed Assets
Forms & Printing
Insurance
Meals & Entertainment
Miscellaneous
Office Expense
Postage
Prepaid Expenses
Prepaid Software ABS
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance
Roadgard
Seminars & Meetings
Taxes & Licenses
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG
Payroll Paid SMC
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Deposit to Lender
US Trustee
Bankruptcy Professionals
Other

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	9,616.07	11,130.87	7,418.52	10,179.37	7,870.16	13,088.74	6,635.28	3,307.19

Book Balance per bank rec.	9,616.07	11,130.87	7,418.52	10,179.37	7,870.16	13,088.74	6,635.28	3,307.19

	1st National 325149301	Guaranty Bank 380-3594559	Guaranty Bank 380-3594542	Guaranty Bank 380-3594153	Capital City 2931314501	Citizens	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS
Beginning Cash Position	8,610.12	8,436.67	12,731.56	11,899.64	9,533.94	18,166.66	—	—

TICO Cash Collected
SM Cash Collected	46,462.36	48,315.72	48,983.57	32,548.54	25,941.14	45,557.94	348,745.48
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected
Other Income Collected

SUBTOTAL	46,462.36	48,315.72	48,983.57	32,548.54	25,941.14	45,557.94	348,745.48	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	(43,786.09)	(46,582.88)	(47,124.85)	(33,177.30)	(24,041.65)	(45,444.01)	1,567,311.39	420,681.26

Total Cash Receipts and Transfers	2,676.27	1,732.84	1,858.72	(628.76)	1,899.49	113.93	1,916,056.87	420,681.26

Cash Disbursements - Loans

Loan Proceeds Checks							1,871,294.65
Expenses related to Loans							64,357.82

Subtotal - Loans	—	—	—	—	—	—	1,935,652.47	—

Cash Disbursements - Other
Advertising							30,089.01
Bank Charges	—	—	—
Claims Funding*							92,199.02
Company Auto							2,725.23
Computer Costs							73.27
Dues And Subscriptions							148.60
Employee Reimbursements - collections exp							—
Equipment Rental							—
Fixed Assets							—
Forms & Printing							17,540.63
Insurance							522.70
Meals & Entertainment							4,615.65
Miscellaneous							2,120.77
Office Expense							864.95
Postage							6,974.54
Prepaid Expenses							—
Prepaid Software ABS							—
Professional Fees-Ordinary Course							—
Rent							57,753.27
Repairs & Maintenance							4,419.21
Roadgard							—
Seminars & Meetings							226.00
Taxes & Licenses							129.10
Telephone							15,654.60
Temporary Agency Staff							33.75
Travel							6,113.28
Utilities							20,163.16
Interest to Finova							—
Payroll Paid TTG							—
Payroll Paid SMC								420,681.26
Restructuring Officer							—
Insurance Renewal							—
Voyager Payment							—
Pre-Filing Prepays							—
Deposit to Lender							—
US Trustee							—
Bankruptcy Professionals							—
Other							9,756.08

Total Other Cash Disbursements	—	—	—	—	—	—	272,122.82	420,681.26

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	2,207,775.29	420,681.26

	11,286.39	10,169.51	14,590.28	11,270.88	11,433.43	18,280.59	(291,718.42)	—

Book Balance per bank rec.	11,286.39	10,169.51	14,590.28	11,270.88	11,433.43	18,280.59	—

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas	Case No. 03-13211
Monthly Court Report for
FED ID#

	Wells Fargo 4231233624	Wells Fargo 4231337470	Wells Fargo 5505312659	Wells Fargo 5690474692	Wells Fargo 5880617148	Wells Fargo 7390259432	First National Bank Texas 001100998	Operating	Payroll	Other	Total
Beginning Cash Position	8,362.25	12,062.84	7,273.57	9,056.24	11,580.77	7,517.77	36,390.79	493,820.58	—	—	493,820.58

									—	—	—
TICO Cash Collected								—	—	—	—
SM Cash Collected	48,519.06	55,473.04	34,066.62	39,783.47	42,768.01	47,586.15	86,878.07	2,596,116.26	—	—	2,596,116.26
TIG Cash Collected								—	—	—	—
TPF Cash Collected								—	—	—	—
TCL Cash Collected								—	—	—	—
Other Income Collected								—	—	—	—

SUBTOTAL	48,519.06	55,473.04	34,066.62	39,783.47	42,768.01	47,586.15	86,878.07	2,596,116.26	—	—	2,596,116.26

								—	—	—	—
								—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(47,858.62)	(54,873.87)	(31,198.71)	(40,356.52)	(42,857.86)	(45,858.14)	(89,364.35)	(470,853.98)	420,681.26	—	(50,172.72)
								—	—	—	—
								—	—	—	—
								—	—	—	—
								—	—	—	—

Total Cash Receipts and Transfers	660.44	599.17	2,867.91	(573.05)	(89.85)	1,728.01	(2,486.28)	2,125,262.28	420,681.26	—	2,545,943.54

									—
Cash Disbursements - Loans									—
								—	—

Loan Proceeds Checks								1,871,294.65	—		1,871,294.65
Expenses related to Loans								64,357.82	—		64,357.82

Subtotal - Loans	—	—	—	—	—	—	—	1,935,652.47	—	—	1,935,652.47

									—
									—
Cash Disbursements - Other									—
Advertising								30,089.01	—	—	30,089.01
Bank Charges							—	—		—	—
Claims Funding*								92,199.02	—		92,199.02
Company Auto								2,725.23	—	—	2,725.23
Computer Costs								73.27	—	—	73.27
Dues And Subscriptions								148.60	—	—	148.60
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								17,540.63	—	—	17,540.63
Insurance								522.70	—	—	522.70
Meals & Entertainment								4,615.65	—	—	4,615.65
Miscellaneous								2,120.77	—	—	2,120.77
Office Expense								864.95	—	—	864.95
Postage								6,974.54	—	—	6,974.54
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								57,753.27	—	—	57,753.27
Repairs & Maintenance								4,419.21	—	—	4,419.21
Roadgard								—	—	—	—
Seminars & Meetings								226.00	—	—	226.00
Taxes & Licenses								129.10	—	—	129.10
Telephone								15,654.60	—	—	15,654.60
Temporary Agency Staff								33.75	—	—	33.75
Travel								6,113.28	—	—	6,113.28
Utilities								20,163.16	—	—	20,163.16
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	420,681.26	—	420,681.26
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
Other								9,756.08	—	—	9,756.08

Total Other Cash Disbursements	—	—	—	—	—	—	—	272,122.82	420,681.26	—	692,804.08

								—		—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	2,207,775.29	420,681.26	—	2,628,456.55

	9,022.69	12,662.01	10,141.48	8,483.19	11,490.92	9,245.78	33,904.51	411,307.57	—	—	411,307.57

Book Balance per bank rec.	9,022.69	12,662.01	10,141.48	8,483.19	11,490.92	9,245.78	33,904.51

In re: Quick Credit Corporation, Inc.	Case No. 03-13213
Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period July-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,255,102.32
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$1,255,102.32

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Quick Credit Corporation, Inc.	Case No. 03-13213	Case No. 03-13213
Monthly Court Report for July-06
FED ID# 57-0857420

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—			—	—	—	—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	1,196,827.19	1,196,827.19		1,196,827.19	—	—	1,196,827.19
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	1,196,827.19	1,196,827.19	—	1,196,827.19	—	—	1,196,827.19

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	58,275.13	(100,085.07)	158,360.20	(100,085.07)	158,360.20	—	58,275.13
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	1,255,102.32	1,096,742.12	158,360.20	1,096,742.12	158,360.20	—	1,255,102.32

Cash Disbursements - Loans

Loan Proceeds Checks	728,076.28	728,076.28		728,076.28			728,076.28
Expenses related to Loans	32,617.59	32,617.59		32,617.59			32,617.59

Subtotal - Loans	760,693.87	760,693.87	—	760,693.87	—	—	760,693.87

		—		—			—
		—		—			—
Cash Disbursements - Other		—		—			—
Advertising	8,058.05	8,058.05		8,058.05			8,058.05
Bank Charges	—	—		—	—	—	—
Claims Funding*	20,222.55	20,222.55		20,222.55			20,222.55
Company Auto	—	—		—	—	—	—
Computer Costs	9.25	9.25		9.25	—	—	9.25
Dues And Subscriptions	1,980.00	1,980.00		1,980.00	—	—	1,980.00
Employee Reimbursements - collections exp	—	—		—	—	—	—
Equipment Rental	—	—		—	—	—	—
Fixed Assets	—	—		—	—	—	—
Forms & Printing	6,802.37	6,802.37		6,802.37	—	—	6,802.37
Insurance	210.15	210.15		210.15	—	—	210.15
Meals & Entertainment	—	—		—	—	—	—
Miscellaneous	555.20	555.20		555.20	—	—	555.20
Office Expense	139.71	139.71		139.71	—	—	139.71
Postage	4,920.85	4,920.85		4,920.85	—	—	4,920.85
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	—	—		—	—	—	—
Professional Fees - Ordinary Course	—	—		—	—	—	—
Rent	20,689.85	20,689.85		20,689.85	—	—	20,689.85
Repairs & Maintenance	2,826.16	2,826.16		2,826.16	—	—	2,826.16
Roadgard	—	—		—	—	—	—
Seminars & Meetings	—	—		—	—	—	—
Taxes & Licenses	881.89	881.89		881.89	—	—	881.89
Telephone	6,948.20	6,948.20		6,948.20	—	—	6,948.20
Temporary Agency Staff	—	—		—	—	—	—
Travel	15.00	15.00		15.00	—	—	15.00
Utilities	5,173.59	5,173.59		5,173.59	—	—	5,173.59
Interest to Finova	—	—		—	—	—	—
Payroll Paid TTG	—	—		—	—	—	—
Payroll Paid SMC	326,308.58	167,948.38	158,360.20	167,948.38	158,360.20	—	326,308.58
Restructuring Officer	—	—		—	—	—	—
Insurance Renewal	—	—		—	—	—	—
Voyager Payment	86,242.46	86,242.46		86,242.46	—	—	86,242.46
Pre-Filing Prepays	—	—		—	—	—	—
Deposit to Lender	—	—		—	—	—	—
US Trustee	—	—		—	—	—	—
Bankruptcy Professionals	—	—		—	—	—	—
Other	2,424.59	2,424.59		2,424.59	—	—	2,424.59

Total Other Cash Disbursements	494,408.45	336,048.25	158,360.20	336,048.25	158,360.20	—	494,408.45

TOTAL ALL CASH DISBURSEMENTS	1,255,102.32	1,096,742.12	158,360.20	1,096,742.12	158,360.20	—	1,255,102.32

	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re: Covington Credit of Georgia, Inc.	Case No. 03-13209
Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period July-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,498,884.63
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$1,498,884.63

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit of GA	Case # 03-13209	Case No. 03-13209
Monthly Court Report for July-06
FED ID# 58-1435012

	Consolidated Totals	Bank of Perry 429068	Flag Financial Corp 0189003751	Capital City 2931314501	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	38,391.13	10,424.49	18,979.35	8,987.29	—	—	38,391.13	—	—	38,391.13

	—							—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	1,139,510.39	37,011.99	90,134.54	$57,357.96	955,005.90		1,139,510.39	—	—	1,139,510.39
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	1,139,510.39	37,011.99	90,134.54	57,357.96	955,005.90	—	1,139,510.39	—	—	1,139,510.39

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	349,372.63	(38,071.99)	(94,236.32)	(62,197.79)	361,042.41	182,836.32	166,536.31	182,836.32	—	349,372.63
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	1,488,883.02	(1,060.00)	(4,101.78)	(4,839.83)	1,316,048.31	182,836.32	1,306,046.70	182,836.32	—	1,488,883.02

Cash Disbursements - Loans							—

Loan Proceeds Checks	776,296.81				776,296.81		776,296.81			776,296.81
Expenses related to Loans	43,640.05				43,640.05		43,640.05			43,640.05

Subtotal - Loans	819,936.86	—	—	—	819,936.86	—	819,936.86	—	—	819,936.86

	—						—
	—						—
Cash Disbursements - Other	—						—
Advertising	13,678.46				13,678.46		13,678.46			13,678.46
Bank Charges	15.71				15.71		15.71	—	—	15.71
Claims Funding*	7,365.26				7,365.26		7,365.26			7,365.26
Company Auto	1,949.66				1,949.66		1,949.66	—	—	1,949.66
Computer Costs	22.24				22.24		22.24	—	—	22.24
Dues And Subscriptions	—				—		—	—	—	—
Employee Reimbursements - collections exp	—				—		—	—	—	—
Equipment Rental	—				—		—	—	—	—
Fixed Assets	405.92				405.92		405.92	—	—	405.92
Forms & Printing	8,108.67				8,108.67		8,108.67	—	—	8,108.67
Insurance	209.47				209.47		209.47	—	—	209.47
Meals & Entertainment	1,059.36				1,059.36		1,059.36	—	—	1,059.36
Miscellaneous	2,971.84				2,971.84		2,971.84	—	—	2,971.84
Office Expense	341.00				341.00		341.00	—	—	341.00
Postage	4,599.19				4,599.19		4,599.19	—	—	4,599.19
Prepaid Expenses	—				—		—	—	—	—
Prepaid Software ABS	—				—		—	—	—	—
Professional Fees-Ordinary Course	—				—		—	—	—	—
Rent	23,859.67				23,859.67		23,859.67	—	—	23,859.67
Repairs & Maintenance	1,837.17				1,837.17		1,837.17	—	—	1,837.17
Roadgard	35,880.00				35,880.00		35,880.00	—	—	35,880.00
Seminars & Meetings	2,310.00				2,310.00		2,310.00	—	—	2,310.00
Taxes & Licenses	5,355.65				5,355.65		5,355.65	—	—	5,355.65
Telephone	8,647.47				8,647.47		8,647.47	—	—	8,647.47
Temporary Agency Staff	—				—		—	—	—	—
Travel	1,870.10				1,870.10		1,870.10	—	—	1,870.10
Utilities	6,844.91				6,844.91		6,844.91	—	—	6,844.91
Interest to Finova	—				—		—	—	—	—
Payroll Paid TTG	—				—		—	—	—	—
Payroll Paid SMC	383,572.94				200,736.62	182,836.32	200,736.62	182,836.32	—	383,572.94
Restructuring Officer	—				—		—	—	—	—
Insurance Renewal	—				—		—	—	—	—
Voyager Payment	164,930.43				164,930.43		164,930.43	—	—	164,930.43
Pre-Filing Prepays	—				—		—	—	—	—
Deposit to Lender	—				—		—	—	—	—
US Trustee	—				—		—	—	—	—
Bankruptcy Professionals	—				—		—	—	—	—
Other	3,112.65				3,112.65		3,112.65	—	—	3,112.65

Total Other Cash Disbursements	678,947.77	—	—	—	496,111.45	182,836.32	496,111.45	182,836.32	—	678,947.77

							—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	1,498,884.63	—	—	—	1,316,048.31	182,836.32	1,316,048.31	182,836.32	—	1,498,884.63

	28,389.52	9,364.49	14,877.57	4,147.46	—	—	28,389.52	—	—	28,389.52

Book Balance per bank rec.	28,389.52	9,364.49	14,877.57	4,147.46

In re: Southern Finance of Tennessee, Inc.	Case No. 03-13206
Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period July-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,086,281.86
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$1,086,281.86

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Finance of TN	Case # 03-13206	Case No. 03-13206
Monthly Court Report for July-06
FED ID# 62-1618281

	Consolidated Totals	Peoples 5003363	Armstrong Bank 60025670	Arvest Bank 13637871	Arvest Bank 11462307	Arvest Bank 13637884	WACHOVIA DISBURSEMENT ACCOUNTS
Beginning Cash Position	221,748.16	6,111.02	8,859.34	10,164.54	4,805.14	3,209.83	—

	—
TICO Cash Collected	—
SM Cash Collected	938,550.68	39,537.44	29,186.71	23,610.61	9,128.88	10,367.92	215,357.35
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	938,550.68	39,537.44	29,186.71	23,610.61	9,128.88	10,367.92	215,357.35

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	92,927.27	(41,317.39)	(31,325.48)	(26,683.66)	(10,086.10)	(8,285.02)	756,383.97
	—
	—
	—
	—

Total Cash Receipts and Transfers	1,031,477.95	(1,779.95)	(2,138.77)	(3,073.05)	(957.22)	2,082.90	971,741.32

Cash Disbursements - Loans

Loan Proceeds Checks	692,746.72						692,746.72
Expenses related to Loans	27,807.90						27,807.90

Subtotal - Loans	720,554.62	—	—	—	—	—	720,554.62

Cash Disbursements - Other
Advertising	16,125.17						16,125.17
Bank Charges	—						—
Claims Funding*	24,005.36						24,005.36
Company Auto	3,315.63						3,315.63
Computer Costs	234.64						234.64
Dues And Subscriptions	2,205.00						2,205.00
Employee Reimbursements - collections exp	—						—
Equipment Rental	—						—
Fixed Assets	399.00						399.00
Forms & Printing	3,871.26						3,871.26
Insurance	161.36						161.36
Meals & Entertainment	1,453.28						1,453.28
Miscellaneous	1,129.85						1,129.85
Office Expense	1,349.08						1,349.08
Postage	2,590.45						2,590.45
Prepaid Expenses	—						—
Prepaid Software ABS	—						—
Professional Fees-Ordinary Course	—						—
Rent	24,455.49						24,455.49
Repairs & Maintenance	2,392.52						2,392.52
Roadgard	—						—
Seminars & Meetings	431.18						431.18
Taxes & Licenses	20.00						20.00
Telephone	10,548.05						10,548.05
Temporary Agency Staff	—						—
Travel	2,930.16						2,930.16
Utilities	4,444.62						4,444.62
Interest to Finova	—						—
Payroll Paid TTG	—						—
Payroll Paid SMC	262,963.67						148,423.13
Restructuring Officer	—						—
Insurance Renewal	—						—
Voyager Payment	—						—
Pre-Filing Prepays	—						—
Deposit to Lender	—						—
US Trustee	—						—
Bankruptcy Professionals	—						—
Other	701.47						701.47

Total Other Cash Disbursements	365,727.24	—	—	—	—	—	251,186.70

TOTAL ALL CASH DISBURSEMENTS	1,086,281.86	—	—	—	—	—	971,741.32

	166,944.25	4,331.07	6,720.57	7,091.49	3,847.92	5,292.73	—

Book Balance per bank rec.	166,944.25	4,331.07	6,720.57	7,091.49	3,847.92	5,292.73

	WACHOVIA PAYROLL ACCOUNTS	AmSouth 50972871	AmSouth 50972898	First Tennessee 103193515	Operating	Payroll	Other	Total
Beginning Cash Position	—	11,388.55	5,022.46	172,187.28	221,748.16	—	—	221,748.16

					—	—	—	—
TICO Cash Collected					—	—	—	—
SM Cash Collected		18,135.51	34,623.80	558,602.46	938,550.68	—	—	938,550.68
TIG Cash Collected					—	—	—	—
TPF Cash Collected					—	—	—	—
TCL Cash Collected					—	—	—	—
Other Income Collected					—	—	—	—

SUBTOTAL	—	18,135.51	34,623.80	558,602.46	938,550.68	—	—	938,550.68

					—	—	—	—
					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	114,540.54	(17,267.99)	(38,712.20)	(604,319.40)	(21,613.27)	114,540.54	—	92,927.27
					—	—	—	—
					—	—	—	—
					—	—	—	—
					—	—	—	—

Total Cash Receipts and Transfers	114,540.54	867.52	(4,088.40)	(45,716.94)	916,937.41	114,540.54	—	1,031,477.95

					—
Cash Disbursements - Loans					—
					—
Loan Proceeds Checks					692,746.72			692,746.72
Expenses related to Loans					27,807.90			27,807.90

Subtotal - Loans	—	—	—	—	720,554.62	—	—	720,554.62

					—
					—
Cash Disbursements - Other					—
Advertising					16,125.17			16,125.17
Bank Charges					—	—	—	—
Claims Funding*					24,005.36			24,005.36
Company Auto					3,315.63	—	—	3,315.63
Computer Costs					234.64	—	—	234.64
Dues And Subscriptions					2,205.00	—	—	2,205.00
Employee Reimbursements - collections exp					—	—	—	—
Equipment Rental					—	—	—	—
Fixed Assets					399.00	—	—	399.00
Forms & Printing					3,871.26	—	—	3,871.26
Insurance					161.36	—	—	161.36
Meals & Entertainment					1,453.28	—	—	1,453.28
Miscellaneous					1,129.85	—	—	1,129.85
Office Expense					1,349.08	—	—	1,349.08
Postage					2,590.45	—	—	2,590.45
Prepaid Expenses					—	—	—	—
Prepaid Software ABS					—	—	—	—
Professional Fees-Ordinary Course					—	—	—	—
Rent					24,455.49	—	—	24,455.49
Repairs & Maintenance					2,392.52	—	—	2,392.52
Roadgard					—	—	—	—
Seminars & Meetings					431.18	—	—	431.18
Taxes & Licenses					20.00	—	—	20.00
Telephone					10,548.05	—	—	10,548.05
Temporary Agency Staff					—	—	—	—
Travel					2,930.16	—	—	2,930.16
Utilities					4,444.62	—	—	4,444.62
Interest to Finova					—	—	—	—
Payroll Paid TTG					—	—	—	—
Payroll Paid SMC	114,540.54				148,423.13	114,540.54	—	262,963.67
Restructuring Officer					—	—	—	—
Insurance Renewal					—	—	—	—
Voyager Payment					—	—	—	—
Pre-Filing Prepays					—	—	—	—
Deposit to Lender					—	—	—	—
US Trustee					—	—	—	—
Bankruptcy Professionals					—	—	—	—
Other					701.47	—	—	701.47

Total Other Cash Disbursements	114,540.54	—	—	—	251,186.70	114,540.54	—	365,727.24

					—

TOTAL ALL CASH DISBURSEMENTS	114,540.54	—	—	—	971,741.32	114,540.54	—	1,086,281.86

	—	12,256.07	934.06	126,470.34	166,944.25	—	—	166,944.25

Book Balance per bank rec.		12,256.07	934.06	126,470.34

In re: Southern Management Corporation	Case No. 03-13205
Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period July-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	571,428.21
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$571,428.21

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management Corp	Case No. 03-13205	Case No. 03-13205
Monthly Court Report for July-06
FED ID# 57-0997623

	Consolidated Totals	BB&T DEBIT CARD ACCT	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	(396,598.97)	104,493.61	466,679.54	(942,056.09)	(25,716.03)	(396,598.97)	—	—	(396,598.97)

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	963,088.94		963,088.94		—	963,088.94	—	—	963,088.94
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	296.62	296.62				296.62	—	—	296.62

SUBTOTAL	963,385.56	296.62	963,088.94	—	—	963,385.56	—	—	963,385.56

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(557,950.64)		(943,942.53)	249,481.59	136,510.30	(694,460.94)	136,510.30	—	(557,950.64)
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	405,434.92	296.62	19,146.41	249,481.59	136,510.30	268,924.62	136,510.30	—	405,434.92

Cash Disbursements - Loans

Loan Proceeds Checks	—					—
Expenses related to Loans	445.59			445.59		445.59			445.59

Subtotal - Loans	445.59	—	—	445.59	—	445.59	—	—	445.59

Cash Disbursements - Other	—					—
Advertising	60,132.24			60,132.24		60,132.24			60,132.24
Bank Charges	21,675.14			21,675.14		21,675.14	—	—	21,675.14
Claims Funding*	75,184.15			75,184.15		75,184.15			75,184.15
Company Auto	5,191.10			5,191.10		5,191.10	—	—	5,191.10
Computer Costs	803.27			803.27		803.27	—	—	803.27
Dues And Subscriptions	—			—		—	—	—	—
Employee Reimbursements - collections exp	—			—		—	—	—	—
Equipment Rental	3,584.42			3,584.42		3,584.42	—	—	3,584.42
Fixed Assets	4,332.79			4,332.79		4,332.79	—	—	4,332.79
Forms & Printing	5,283.53			5,283.53		5,283.53	—	—	5,283.53
Insurance	234.66			234.66		234.66	—	—	234.66
Meals & Entertainment	1,581.66			1,581.66		1,581.66	—	—	1,581.66
Miscellaneous	256.33			256.33		256.33	—	—	256.33
Office Expense	1,727.78			1,727.78		1,727.78	—	—	1,727.78
Postage	12,615.27			12,615.27		12,615.27	—	—	12,615.27
Prepaid Expenses	—			—		—	—	—	—
Prepaid Software ABS	24,457.75			24,457.75		24,457.75	—	—	24,457.75
Professional Fees-Ordinary Course	6,592.47			6,592.47		6,592.47	—	—	6,592.47
Rent	15,444.14			15,444.14		15,444.14	—	—	15,444.14
Repairs & Maintenance	478.80			478.80		478.80	—	—	478.80
Roadgard	—			—		—	—	—	—
Seminars & Meetings	400.00			400.00		400.00	—	—	400.00
Taxes & Licenses	165.00			165.00		165.00	—	—	165.00
Telephone	6,293.03			6,293.03		6,293.03	—	—	6,293.03
Temporary Agency Staff	—			—		—	—	—	—
Travel	17,731.23			17,731.23		17,731.23	—	—	17,731.23
Utilities	—			—		—	—	—	—
Interest to Finova	—			—		—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	271,847.23			149,621.70	122,225.53	149,621.70	122,225.53	—	271,847.23
Restructuring Officer	—			—		—	—	—	—
Insurance Renewal	27,997.93			27,997.93		27,997.93	—	—	27,997.93
Voyager Payment	—			—		—	—	—	—
Pre-Filing Prepays	—			—		—	—	—	—
Deposit to Lender	—			—		—	—	—	—
US Trustee	—			—		—	—	—	—
Bankruptcy Professionals	—			—		—	—	—	—
Other	6,972.70			6,972.70		6,972.70	—	—	6,972.70

Total Other Cash Disbursements	570,982.62	—	—	448,757.09	122,225.53	448,757.09	122,225.53	—	570,982.62

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	571,428.21	—	—	449,202.68	122,225.53	449,202.68	122,225.53	—	571,428.21

	(562,592.26)	104,790.23	485,825.95	(1,141,777.18)	(11,431.26)	(576,877.03)	14,284.77	—	(562,592.26)

Book Balance per bank rec.	(562,592.26)	104,790.23	485,825.95	(1,141,777.18)	(11,431.26)
		—		—
			—

In re: Southern Financial Management, Inc.	Case No. 03-13207
Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period July-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management -Dormant	Case # 03-13207	Case No. 03-13207
Monthly Court Report for July-06
FED ID# 57-1013036

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—		—	—	—	—

	—								—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers		—	—		—	—	—		—	—

Cash Disbursements - Loans

Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges				—				—	—	—	—
Claims Funding*	—			—
Company Auto	—			—				—	—	—	—
Computer Costs								—	—	—	—
Dues And Subscriptions								—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re: Covington Credit of Louisiana, Inc.	Case No. 03-13210
Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period July-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management -Lousiana- InActive	Case # 03-13210	Case No. 03-13210
Monthly Court Report for July-06
FED ID# 57-1096371

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—								—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers

Cash Disbursements - Loans

Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—			—				—	—	—	—
Claims Funding*	—			—
Company Auto	—			—				—	—	—	—
Computer Costs	—			—				—	—	—	—
Dues And Subscriptions	—			—				—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re: THE THAXTON GROUP	Case No. 03-13182 - 03-13213
Jointly Administered

Reporting Period July-06

SEE ATTACHED FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of account recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues
Less: Returns and Allowances

Net Revenue	$0.00	$0.00

COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach Schedule)
Less: Ending Inventory

Cost of Goods Sold	$0.00	$0.00

Gross Profit	$0.00	$0.00

OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Program
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Salaries/Commissions/Fees
Supplies
Taxes-Payroll
Taxes-Real Estate
Taxes-Other
Travel and Entertainment
Utilities
Other (attach schedule)

Total Operating Expenses Before Depreciation	$0.00	$0.00

Net Profit (Loss) Before Other Income & Expenses	$0.00	$0.00

OTHER INCOME AND EXPENSE
Other Income (attach schedule)
Interest Income
Other Expense (attach schedule)

Net Profit (Loss) Before Reorganization Items	$0.00	$0.00

REORGANIZATION ITEMS
Professional Fees
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11(see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)

Total Reorganization Expenses	$0.00	$0.00

Income Taxes

Net Profit (Loss)	$0.00	$0.00

* “Insider is defined in 11 U.S.C Section 101(31).	Form Mor - 2

In re: THE THAXTON GROUP	Case No. 03-13182 - 03-13213
Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period July-06

STATEMENT OF OPERATIONS - continuation sheet

BREAKDOWN OF OTHER CATEGORY	Month	Cumulative Filing to Date
Other Costs

Total Other Costs	$0.00	$0.00

Other Operation as Expenses

Total Other Operational Costs	$0.00	$0.00

Other Income

Total Other Income	$0.00	$0.00

Other Expenses

Total Other Expenses	$0.00	$0.00

Other Reorganization Expenses

Total Other Reorganization Expenses	$0.00	$0.00

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 1 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

Form Mor-2 (Con’t)

The Thaxton Group

MTD Income Statement

7/31/2006

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Eliminations	Total Continuing Ops.		Discontinued TICO	Total Company
Net Interest Income
Interest Income	—	—	—	3,215,829	—	—	3,215,829	68.7%	—	3,215,829	68.8%
I/B Income	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Fee Income	—	—	—	530,183	—	—	530,183	11.3%	—	530,183	11.3%
Late Charges	—	—	—	301,565	—	—	301,565	6.4%	—	301,565	6.5%

Total Interest Income	—	—	—	4,047,577	—	—	4,047,577	86.5%	—	4,047,577	86.6%

Interest Expense	—	—	—	278,398	119,134	—	397,532	8.5%	—	397,532	8.5%

Net Interest Income	—	—	—	3,769,179	(119,134)	—	3,650,045	78.0%	—	3,650,045	78.1%

Provision for Loan Losses
P&L Recoveries	—	—	—	(47,807)	—	—	(47,807)	-1.0%	10,000	(37,807)	-0.8%
Reserves	—	—	—	355,453	—	—	355,453	7.6%	—	355,453	7.6%
Cash	—	—	—	708,232	—	—	708,232	15.1%	—	708,232	15.2%

Total Provision	—	—	—	1,015,878	—	—	1,015,878	21.7%	10,000	1,025,878	22.0%

Net Interest included Provision	—	—	—	2,753,302	(119,134)	—	2,634,168		(10,000)	2,624,168

Revenues

Premiums on Loans Sold	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Insurance Premiums	—	—	—	570,080	—	—	570,080	12.2%	—	570,080	12.2%
Insurance Commissions	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Earned Insurance	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Processing Fees	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other Fees	—	—	—	33,794	—	—	33,794	0.7%	—	33,794	0.7%
Other Income	—	—	—	1,025	26,378	—	27,404	0.6%	(6,216)	21,188	0.5%

Total Direct Income	—	—	—	604,899	26,378	—	631,278	13.5%	(6,216)	625,062	13.4%

Total Revenue	—	—	—	4,652,476	26,378	—	4,678,855	100.0%	(6,216)	4,672,639	100.0%

Expenses

Personnel
Salaries & Wages	—	—	—	1,329,590	38,845	—	1,368,435	29.2%	—	1,368,435	29.3%
Commissions/Bonus	—	—	—	290,348	—	—	290,348	6.2%	—	290,348	6.2%
Benefits	—	—	—	215,009	1,585	—	216,594	4.6%	—	216,594	4.6%
Taxes	—	—	—	129,246	1,737	—	130,983	2.8%	—	130,983	2.8%
Other	—	—	—	1,877	—	—	1,877	0.0%	—	1,877	0.0%

Total Personnel	—	—	—	1,966,070	42,167	—	2,008,237	42.9%	—	2,008,237	43.0%

Building
Rent	—	—	—	201,770	3,684	—	205,453	4.4%	—	205,453	4.4%
Utilities	—	—	—	52,224	513	—	52,737	1.1%	—	52,737	1.1%
Depreciation	—	—	—	59,260	1,379	—	60,639	1.3%	3,258	63,897	1.4%
Other	—	—	—	13,872	—	—	13,872	0.3%	—	13,872	0.3%

Total Building	—	—	—	327,127	5,575	—	332,701	7.1%	3,258	335,959	7.2%

Telecommunications
Telephone	—	—	—	91,701	1,067	—	92,768	2.0%	—	92,768	2.0%
Computers	—	—	—	56,698	4,997	—	61,695	1.3%	—	61,695	1.3%
Office Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other	—	—	—	—	—	—	—	0.0%	—	—	0.0%

Total Telecommunications	—	—	—	148,400	6,063	—	154,463	3.3%	—	154,463	3.3%

Advertising	—	—	—	155,000	—	—	155,000	3.3%	—	155,000	3.3%
Reinsurance Claims Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Reinsurance Commission Exp	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Professional Fees	—	—	—	33,910	1,635,438	—	1,669,348	35.7%	—	1,669,348	35.7%
Collection Expense	—	—	—	2,221	—	—	2,221	0.0%	(165)	2,056	0.0%
Travel	—	—	—	95,299	—	—	95,299	2.0%	—	95,299	2.0%
Office Expense	—	—	—	133,457	2,265	—	135,722	2.9%	(100)	135,622	2.9%
Entertainment	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Amortization	—	—	—	7,833	—	—	7,833	0.2%	—	7,833	0.2%
Taxes & Licenses	—	—	—	24,716	625	—	25,341	0.5%	(1,333)	24,009	0.5%
Other	—	—	—	62,913	8,400	—	71,313	1.5%	104	71,417	1.5%

Total Other Expense	—	—	—	228,920	11,290	—	240,210	5.1%	(1,329)	238,882	5.1%

Total Direct Expense	—	—	—	4,251,222	1,819,667	—	6,070,890	129.8%	11,764	6,082,654	130.2%

Allocated Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%

Net Income Before Taxes	—	—	—	401,254	(1,793,289)	—	(1,392,035)	-29.8%	(17,981)	(1,410,015)	-30.2%

Income Tax (34%)	—	—	—	154,964	—	—	154,964	3.3%	—	154,964	3.3%

Net Income	—	—	—	246,290	(1,793,289)	—	(1,546,999)	-33.1%	(17,981)	(1,564,980)	-33.5%

The Thaxton Group

YTD Income Statement

For Period October 17, 2003 thru July 31, 2006

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Eliminations	Total Continuing Ops.		Discontinued Ops TICO	Total Company
Net Interest Income
Interest Income	365,619	12,926	—	106,574,766	36	—	106,953,348	68.8%	10,166,085	117,119,433	77.0%
I/B Income	—	—	—	—	—	—	—	0.0%	3,675,403	3,675,403	2.4%
Fee Income	226,383	105,384	—	13,965,024	—	—	14,296,791	9.2%	51,566	14,348,357	9.4%
Late Charges	149,281	—	—	8,726,643	—	—	8,875,924	5.7%	1,064,348	9,940,272	6.5%

Total Interest Income	741,283	118,310	—	129,266,434	36	—	130,126,063	83.7%	14,957,402	145,083,465	95.4%

Interest Expense	113,794	52,912	0	6,147,749	6,433,316	—	12,747,771	8.2%	3,252,426	16,000,197	10.5%

Net Interest Income	627,489	65,398	(0)	123,118,685	(6,433,280)	—	117,378,292	75.5%	11,704,976	129,083,268	84.9%

Provision for Loan Losses
P&L Recoveries	(9,385)	(110)	—	(1,696,463)	—	—	(1,705,959)	-1.1%	(2,478,322)	(4,184,281)	-2.8%
Reserves	—	(20,000)	—	1,987,785	—	—	1,967,785	1.3%	(7,657,559)	(5,689,774)	-3.7%
Cash	557,239	64,134	4,612	31,699,126	—	—	32,325,110	20.8%	21,309,765	53,634,875	35.3%

Total Provision	547,854	44,024	4,612	31,990,447	—	—	32,586,936	21.0%	11,173,884	43,760,820	28.8%

Net Interest included Provision	79,635	21,375	(4,612)	91,128,238	(6,433,280)	—	84,791,356		531,092	85,322,448

Revenues

Premiums on Loans Sold	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Insurance Premiums	—	—	—	16,193,474	—	—	16,193,474	10.4%	1,598,728	17,792,202	11.7%
Insurance Commissions	—	—	3,223,179	(1,037,744)	—	—	2,185,435	1.4%	69,787	2,255,222	1.5%
Earned Insurance	—	—	—	—	—	—	—	0.0%	388,523	388,523	0.3%
Processing Fees	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other Fees	—	—	896	993,350	—	—	994,246	0.6%	—	994,246	0.7%
Other Income	171,288	256,832	2,042,382	2,338,015	1,174,609	—	5,983,126	3.8%	(20,476,942)	(14,493,816)	-9.5%

Total Direct Income	171,288	256,832	5,266,457	18,487,094	1,174,609	—	25,356,280	16.3%	(18,419,904)	6,936,376	4.6%

Total Revenue	912,570	375,142	5,266,457	147,753,528	1,174,646	—	155,482,343	100.0%	(3,462,502)	152,019,841	100.0%

Expenses

Personnel
Salaries & Wages	86,164	172,532	1,557,993	43,191,132	2,322,227	—	47,330,047	30.4%	5,116,963	52,447,011	34.5%
Commissions/Bonus	—	58,213	366,715	7,946,567	302,445	—	8,673,939	5.6%	481,502	9,155,441	6.0%
Benefits	6,989	12,842	142,412	5,171,208	104,045	—	5,437,496	3.5%	451,031	5,888,527	3.9%
Taxes	6,914	15,553	159,820	4,618,091	194,466	—	4,994,845	3.2%	576,977	5,571,822	3.7%
Other	—	—	66,338	255,789	83,006	—	405,133	0.3%	126,684	531,817	0.3%

Total Personnel	100,067	259,140	2,293,278	61,182,786	3,006,189	—	66,841,460	43.0%	6,753,157	73,594,617	48.4%

Building
Rent	392	9,889	184,677	6,015,754	269,860	—	6,480,572	4.2%	878,197	7,358,769	4.8%
Utilities	—	216	40,071	1,360,438	49,339	—	1,450,064	0.9%	152,604	1,602,668	1.1%
Depreciation	40,494	2,445	84,488	2,161,302	366,708	—	2,655,438	1.7%	626,467	3,281,905	2.2%
Other	428	257	—	436,284	12,079	—	449,048	0.3%	107,404	556,452	0.4%

Total Building	41,314	12,806	309,236	9,973,778	697,987	—	11,035,121	7.1%	1,764,672	12,799,793	8.4%

Telecommunications
Telephone	6,010	6,411	89,222	2,816,851	181,858	—	3,100,352	2.0%	390,697	3,491,049	2.3%
Computers	27,156	3,315	80,347	1,197,471	329,491	—	1,637,779	1.1%	379,889	2,017,668	1.3%
Office Expense	866	415	16,583	350,964	23,580	—	392,408	0.3%	90,357	482,765	0.3%
Other	—	—	(551)	—	—	—	(551)	0.0%	700	149	0.0%

Total Telecommunications	34,032	10,141	185,601	4,365,286	534,929	—	5,129,988	3.3%	861,643	5,991,631	3.9%

Advertising	—	113	43,816	4,481,210	4,720	—	4,529,859	2.9%	163,736	4,693,594	3.1%
Reinsurance Claims Expense	—	—	—	1,267,957	—	—	1,267,957	0.8%	1,580,370	2,848,327	1.9%
Reinsurance Commission Exp	—	—	—	—	—	—	—	0.0%	418,033	418,033	0.3%
Professional Fees	2,386	9,408	36,482	751,215	39,238,931	—	40,038,421	25.8%	100,846	40,139,267	26.4%
Collection Expense	1,860	51	—	57,201	—	—	59,112	0.0%	678,385	737,497	0.5%
Travel	—	6,620	24,540	2,975,465	128,021	—	3,134,647	2.0%	207,618	3,342,265	2.2%
Office Expense	23,071	3,158	52,550	3,634,276	258,230	—	3,971,284	2.6%	489,081	4,460,365	2.9%
Entertainment	—	68	—	115,490	35	—	115,593	0.1%	126	115,719	0.1%
Amortization	—	—	101,806	399,513	—	—	501,319	0.3%	12,568,082	13,069,401	8.6%
Taxes & Licenses	5,636	3,405	20,599	844,305	85,418	—	959,363	0.6%	203,014	1,162,377	0.8%
Other	1,326	29,298	567,361	2,585,634	112,900	—	3,296,519	2.1%	2,296,761	5,593,281	3.7%

Total Other Expense	30,033	35,930	742,315	7,579,217	456,583	—	8,844,078	5.7%	15,557,064	24,401,142	16.1%

Total Direct Expense	871,340	431,143	3,639,880	130,772,311	50,500,675	—	186,215,350	119.8%	42,511,834	228,727,185	150.5%

Allocated Expense	—	—	15,097	21,858	(79,452)	—	(42,497)	0.0%	42,497	0	0.0%

Net Income Before Taxes	41,231	(56,002)	1,611,480	16,959,358	(49,246,578)	—	(30,690,511)	-19.7%	(46,016,833)	(76,707,344)	-50.5%

Income Tax (34%)	—	—	66,684	6,485,850	5,481,666	—	12,034,200	7.7%	(10,708,208)	1,325,992	0.9%

Net Income	41,231	(56,002)	1,544,796	10,473,508	(54,728,244)	—	(42,724,711)	-27.5%	(35,308,625)	(78,033,336)	-51.3%

In re: THE THAXTON GROUP	Case No. 03-13182 - 03-13213
Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period July-06

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	Book Value at End of Current Reporting Month	Book Value on Petition Date
ASSETS
Current Assets
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)

Total Current Assets	$0.00	$0.00

Property and Equipment
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation

Total Property and Equipment	$0.00	$0.00

Other Assets
Loans to Insiders*
Other Assets (attach schedule)
Total Other Assets	$0.00	$0.00

TOTAL ASSETS	$0.00	$0.00

	Book Value at End of Current Reporting Month	Book Value on Petition Date
LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable
Taxes Payable (refer to Form Mor-4)
Wages Payable
Notes Payable
Rent /Leases- Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amount Due to Insiders*
Other Postpetition Liabilities (attach schedule)

Total Postpetition Liabilities	$0.00	$0.00

LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt

Total Pre-petition Liabilities	$0.00	$0.00

TOTAL LIABILITIES	$0.00	$0.00

Owner Equity
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings - Pre-Petition
Retained Earnings - Post-Petition
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)

NET OWNER EQUITY	$0.00	$0.00

TOTAL LIABILITIES AND OWNERS’ EQUITY	$0.00	$0.00

* “Insider is defined in 11 U.S.C Section 101(31).	Form Mor - 3

In re: THE THAXTON GROUP	Case No. 03-13182 - 03-13213
Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period July-06

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	Book Value at End of Current Reporting Month	Book Value on Petition Date
ASSETS
Other Current Assets

Total Other Current Assets	$0.00	$0.00

Other Assets

Total Other Assets	$0.00	$0.00

	Book Value at End of Current Reporting Month	Book Value on Petition Date
LIABILITIES AND OWNER EQUITY
Other Postpetition Liabilities

Total Other Postpetition Liabilities	$0.00	$0.00

Adjustments to Owner Equity

Total Adjustments to Owner Equity	$0.00	$0.00

Postpetition Contributions (Distributions) (Draws)

Total Postpetition Contributions (Distributions) (Draws)	$0.00	$0.00

Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

Form Mor - 3 (Con’t)

The Thaxton Group

Balance Sheet

7/31/2006

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Corporate Eliminations	Total Continuing Ops	Discontinued TICO	Operations Reinsurance	Total Disc. Ops	Total Company
Assets
Cash/Investments	—	—	—	1,047,882	7,376,159	—	8,424,041	(52)	—	(52)	8,423,989	Tico Re Fitch Soco
Restricted Cash	—	—	—	—	12,196,688	—	12,196,688	—	—	—	12,196,688
Finance Receivables, GROSS	—	—	—	75,304,173	—	—	75,304,173	3,675	—	3,675	75,307,848
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	—	—	—	—	—	—	—	—
Unearned Interest	—	—	—	(13,136,599)	—	—	(13,136,599)	—	—	—	(13,136,599)
Loss Reserve	—	—	—	(7,781,617)	(10,000)	—	(7,791,617)	—	—	—	(7,791,617)
Unearned Insurance	—	—	—	(1,094,911)	—	—	(1,094,911)	(2,033,624)	(690,426)	(2,724,050)	(3,818,961)
Dealer Holdback	—	—	—	—	—	—	—	—	—	—	—
Premises and Equipment, GROSS	—	—	—	6,154,867	498,627	—	6,653,494	419,242	—	419,242	7,072,736
Accumulated Depreciation	—	—	—	(4,301,007)	(443,770)	—	(4,744,776)	(391,936)	—	(391,936)	(5,136,712)
Accounts Receivable	73,260	—	(102)	272,693	8,921	—	354,772	337,611	(42,288)	295,323	650,095
Repossessed Automobiles	—	—	—	—	—	—	—	69,081	—	69,081	69,081
Intercompany Balance	733,168	57,761	(3,410,817)	(29,686,882)	73,661,211	(6,248,675)	35,105,765	(45,870,713)	9,588,090	(36,282,623)	(1,176,857)
Goodwill	—	—	—	18,030,924	—	—	18,030,924	—	—	—	18,030,924
Other Intangible Assets	—	—	—	—	—	—	—	—	—	—	—
Accumulated Amortization	—	—	—	(153,956)	—	—	(153,956)	—	—	—	(153,956)
Memo Assets	—	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,160,920	(12,160,920)	—	—	—	—	—
DAC Commissions	—	—	—	—	—	—	—	—	239,469	239,469	239,469
Prepaid Assets	—	—	—	1,024,223	4,281	—	1,028,504	7,341	—	7,341	1,035,845
Other Assets	—	—	—	752,411	6,936,849	—	7,689,259	1,647	78,591	80,238	7,769,497

Total Assets	806,428	57,761	(3,410,919)	46,432,202	112,389,885	(18,409,595)	137,865,762	(47,457,728)	9,173,436	(38,284,292)	99,581,470

Liabilities & Stockholders’ Equity

Liabilities
Accrued Interest Payable	—	—	1,510	—	7,347,066	—	7,348,575	32,347	—	32,347	7,380,922
Notes Payable	—	—	67,738	—	34,841,493	—	34,909,231	—	—	—	34,909,231
Subordinated Notes Payable	—	—	—	—	120,891,722	—	120,891,722	1,896,371	—	1,896,371	122,788,093
Accounts Payable	4,236	1,509	13,541	735,317	46,367	—	800,971	493,774	3,338,245	3,832,018	4,632,989
Employee Savings	—	—	—	—	1,060,395	—	1,060,395	—	—	—	1,060,395
Income Taxes Payable	—	—	—	5,519,926	(18,000)	—	5,501,926	—	124,370	124,370	5,626,297
Claims Reserves	—	—	—	—	—	—	—	—	217,396	217,396	217,396
Accrued Liabilities - Other	2,334	—	—	2,675,625	59,852	—	2,737,812	29,159	8,171	37,330	2,775,142
Other Liabilities	296,174	—	—	83,558	41,604	—	421,336	63,431	192,208	255,639	676,975

Total Liabilities	302,744	1,509	82,789	9,014,427	164,270,499	—	173,671,968	2,515,082	3,880,389	6,395,472	180,067,440

Stockholders’ Equity

Preferred Stock	—	—	408,332	—	8,804	(408,332)	8,804	—	—	—	8,804
Common Stock	25,000	—	400	(5,452,606)	68,674	5,417,206	58,674	—	—	—	58,674
Additional Paid in Capital	851,000	—	800,000	2,591,277	8,835,345	(4,232,377)	8,845,245	—	—	—	8,845,245
Dividends	—	—	—	—	(443,873)	1,100	(442,773)	—	—	—	(442,773)
Retained Earnings	(543,604)	56,252	(4,702,440)	37,212,443	(53,379,004)	(19,187,192)	(40,543,545)	(49,979,339)	5,066,823	(44,912,516)	(85,456,061)
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—	—

The Thaxton Group

Balance Sheet

7/31/2006

								Discontinued Operations
	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Corporate Eliminations	Total Continuing Ops	TICO	Reinsurance	Total Disc. Ops	Total Company
Assets
Cash/Investments	—	—	—	1,047,882	7,376,159	—	8,424,041	(52)	—	(52)	8,423,989
Restricted Cash	—	—	—	—	12,196,688	—	12,196,688	—	—	—	12,196,688
Finance Receivables, GROSS	—	—	—	75,304,173	—	—	75,304,173	3,675	—	3,675	75,307,848
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	—	—	—	—	—	—	—	—
Unearned Interest	—	—	—	(13,136,599)	—	—	(13,136,599)	—	—	—	(13,136,599)
Loss Reserve	—	—	—	(7,781,617)	(10,000)	—	(7,791,617)	—	—	—	(7,791,617)
Unearned Insurance	—	—	—	(1,094,911)	—	—	(1,094,911)	(2,033,624)	(690,426)	(2,724,050)	(3,818,961)
Dealer Holdback	—	—	—	—	—	—	—	—	—	—	—
Premises and Equipment, GROSS	—	—	—	6,154,867	498,627	—	6,653,494	419,242	—	419,242	7,072,736
Accumulated Depreciation	—	—	—	(4,301,007)	(443,770)	—	(4,744,776)	(391,936)	—	(391,936)	(5,136,712)
Accounts Receivable	73,260	—	(102)	272,693	8,921	—	354,772	337,611	(42,288)	295,323	650,095
Repossessed Automobiles	—	—	—	—	—	—	—	69,081	—	69,081	69,081
Intercompany Balance	733,168	57,761	(3,410,817)	(29,686,882)	73,661,211	(6,248,675)	35,105,765	(45,870,713)	9,588,090	(36,282,623)	(1,176,857)
Goodwill	—	—	—	18,030,924	—	—	18,030,924	—	—	—	18,030,924
Other Intangible Assets	—	—	—	—	—	—	—	—	—	—	—
Accumulated Amortization	—	—	—	(153,956)	—	—	(153,956)	—	—	—	(153,956)
Memo Assets	—	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,160,920	(12,160,920)	—	—	—	—	—
DAC Commissions	—	—	—	—	—	—	—	—	239,469	239,469	239,469
Prepaid Assets	—	—	—	1,024,223	4,281	—	1,028,504	7,341	—	7,341	1,035,845
Other Assets	—	—	—	752,411	6,936,849	—	7,689,259	1,647	78,591	80,238	7,769,497

Total Assets	806,428	57,761	(3,410,919)	46,432,202	112,389,885	(18,409,595)	137,865,762	(47,457,728)	9,173,436	(38,284,292)	99,581,470

Liabilities & Stockholders’ Equity

Liabilities
Accrued Interest Payable	—	—	1,510	—	7,347,066	—	7,348,575	32,347	—	32,347	7,380,922
Notes Payable	—	—	67,738	—	34,841,493	—	34,909,231	—	—	—	34,909,231
Subordinated Notes Payable	—	—	—	—	120,891,722	—	120,891,722	1,896,371	—	1,896,371	122,788,093
Accounts Payable	4,236	1,509	13,541	735,317	46,367	—	800,971	493,774	3,338,245	3,832,018	4,632,989
Employee Savings	—	—	—	—	1,060,395	—	1,060,395	—	—	—	1,060,395
Income Taxes Payable	—	—	—	5,519,926	(18,000)	—	5,501,926	—	124,370	124,370	5,626,297
Claims Reserves	—	—	—	—	—	—	—	—	217,396	217,396	217,396
Accrued Liabilities - Other	2,334	—	—	2,675,625	59,852	—	2,737,812	29,159	8,171	37,330	2,775,142
Other Liabilities	296,174	—	—	83,558	41,604	—	421,336	63,431	192,208	255,639	676,975

Total Liabilities	302,744	1,509	82,789	9,014,427	164,270,499	—	173,671,968	2,515,082	3,880,389	6,395,472	180,067,440

Stockholders’ Equity

Preferred Stock	—	—	408,332	—	8,804	(408,332)	8,804	—	—	—	8,804
Common Stock	25,000	—	400	(5,452,606)	68,674	5,417,206	58,674	—	—	—	58,674
Additional Paid in Capital	851,000	—	800,000	2,591,277	8,835,345	(4,232,377)	8,845,245	—	—	—	8,845,245
Dividends	—	—	—	—	(443,873)	1,100	(442,773)	—	—	—	(442,773)
Retained Earnings	(543,604)	56,252	(4,702,440)	37,212,443	(53,379,004)	(19,187,192)	(40,543,545)	(49,979,339)	5,066,823	(44,912,516)	(85,456,061)
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—	—
Current Year Income (Loss)	171,288	—	—	3,066,661	(6,970,560)	—	(3,732,612)	6,528	226,224	232,752	(3,499,860)

Total Stockholders’ Equity	503,684	56,252	(3,493,708)	37,417,775	(51,880,614)	(18,409,595)	(35,806,206)	(49,972,811)	5,293,047	(44,679,764)	(80,485,970)

Total Liabilities & Stockholders’ Equity	806,428	57,761	(3,410,919)	46,432,202	112,389,885	(18,409,595)	137,865,762	(47,457,728)	9,173,436	(38,284,292)	99,581,470

In re: THE THAXTON GROUP	Case No. 03-13182 - 03-13213
Jointly Administered

Reporting Period July 31, 2006

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the report in period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal*
Withholding	0	$92,774.25	$92,774.25	Bi-Weekly	EFT	0
FICA-Employee	0	$110,873.78	$110,873.78	Bi-Weekly	EFT	0
FICA-Employer	0	$110,873.78	$110,873.78	Bi-Weekly	EFT	0
Unemployment	0	$1,785.11	$1,785.11	Bi-Weekly	EFT	0
Income	0
Other:	0
Corp Taxes

Total Federal Taxes	$0.00	$316,306.92	$316,306.92	$0.00		$0.00

State and Local
Withholding	0	$41,071.89	$41,071.89	Bi-Weekly		0
Sales	0	$—		None
Excise	0			N/A
Unemployment	0	$6,922.66	$6,922.66	Bi-Weekly		0
Real Property	0	$625.17	$625.17
Personal Property	0	642.00	$642.00
Other:	0	9,748.31	$9,748.31			0

Total State and Local Taxes	$0.00	$59,010.03	$59,010.03	$0.00		$0.00

TOTAL TAXES		$375,316.95	$375,316.95			$0.00

All payroll taxes debited from payroll account by ADP and remitted by ADP

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach Aged listing of Accounts Payable

	Number of Days Past Due
	Current	0-30	31-60	61-90	over 90	Total
Accounts Payable	0	0				0
Wages Payable - Accrued	0	0				0
Taxes Payable-Accrued	0	0				0
Rent/Leases-Building	0					0
Secured Debt/Adequate Protection Payments	0					0
Professional Fees	escrowed					0
Amounts Due to Insiders*	0					0
Other:	0					0
Other:	0					0
Other:	0					0

Total Postpetition Debts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Explain how and when the Debtor intends to pay any past-due postpetition debts.

* “Insider is defined in 11 U.S.C Section 101(31).	Form Mor - 4

THE THAXTON GROUP
Cash Disbursements for Consolidated Payroll Account - THE THAXTON GROUP
Wachovia 2000014825402
Monthly Court Report for July-06

	Consolidated Totals	TICO-HQ	CORPORATE
Beginning Cash Position	0.00	0.00	0.00

	0.00
	0.00
	0.00
	0.00

SUBTOTAL	0.00	0.00	0.00

	0.00
GENERAL LEDGER DEPOSITS AND TRANSFERS	33,337.23	9,499.81	23,837.42
Outstanding Checks - Adjustment	0.00
	0.00
	0.00
	0.00
	0.00

Total Cash Receipts and Transfers	33,337.23	9,499.81	23,837.42

Cash Disbursements
Advertising	0.00
Bank Charges	0.00	0.00	0.00
Claims Funding*	0.00	0.00	0.00
Company Auto	0.00	0.00	0.00
Computer Costs	0.00
Dues And Subscriptions	0.00
Employee Reimbursements - collections exp	0.00	0.00	0.00
Equipment Rental	0.00	0.00	0.00
Fixed Assets	0.00	0.00	0.00
Forms & Printing	0.00	0.00	0.00
Insurance	0.00
Meals & Entertainment	0.00	0.00	0.00
Miscellaneous	0.00	0.00	0.00
Office Expense	0.00
Postage	0.00
Prepaid Expenses	0.00	0.00	0.00
Prepaid Software ABS	0.00	0.00	0.00
Professional Fees-Ordinary Course	0.00
Rent	0.00
Repairs & Maintenance	0.00	0.00	0.00
Roadgard	0.00	0.00	0.00
Seminars & Meetings	0.00	0.00	0.00
Taxes & Licenses	0.00	0.00	0.00
Telephone	0.00
Temporary Agency Staff	0.00
Travel	0.00
Utilities	0.00
Interest to Finova	0.00
Payroll Paid TTG	35,296.13	9,499.81	25,796.32
Employee Withholding of Insurance/etc	(1,958.90)		(1,958.90)
Restructuring Officer	0.00
Insurance Renewal	0.00
Voyager Payment	0.00
Pre-Filing Prepays	0.00
Deposit to Lender	0.00
US Trustee	0.00
Bankruptcy Professionals	0.00
Other	0.00
	0.00
	0.00
	0.00
	0.00
	0.00

	33,337.23	9,499.81	23,837.42

	0.00	0.00	0.00

			0.00

PAYROLL - THE THAXTON GROUP

	Period Ending 7/7/2006	Period Ending 7/21/2006	Period Ending	Total
Corporate
Salary expense	$12,186.92	$12,186.92	$—	$24,373.84
FICA/FUTA/SUTA	$590.37	$494.63	$—	$1,085.00
401(k) match	$168.74	$168.74	$—	$337.48
Overtime	$—	$—		$—
Bonus	$—	$—		$—

Total	$12,946.03	$12,850.29	$—	$25,796.32

Tico Premium
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—

Total	$—	$—	$—	$—
				$—

Commercial Lending
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—
Commissions	$—	$—		$—

Total	$—	$—	$—	$—

Thaxton Insurance Group
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

Tico
Salary expense	$3,883.23	$4,767.16	$—	$8,650.39
FICA/FUTA/SUTA	$292.08	$359.70	$—	$651.78
401(k) match	$98.82	$98.82	$—	$197.64
Overtime	$—	$—	$—	$—
Commissions	$—	$—	$—	$—
Bonus	$—	$—	$—	$—

Total	$4,274.13	$5,225.68	$—	$9,499.81

Period Total	$17,220.16	$18,075.97	$—	$35,296.13

401(k) payable	$(867.30)	$(867.30)	$—	$(1,734.60)
Payable to reimbursement	$—	$—	$—	$—
Dental insurance	$(25.86)	$(25.86)	$—	$(51.72)
Cancer insurance	$(13.46)	$(13.46)	$—	$(26.92)
Life insurance	$(9.28)	$(9.28)	$—	$(18.56)
Contingent health liability	$(63.55)	$(63.55)	$—	$(127.10)
Tax/stale date adj	$—	$—		$—
Tax levy				$—
Advance		$—
Unidentified	$—
KERP	$—	$—
Company car	$—	$—	$—

	$16,240.71	$17,096.52	$—	$33,337.23
	$(979.45)	$(979.45)	$—	$(1,958.90)
				$—
				$—
Net Checks	$—	$—	$—	$—
Direct Deposits	$11,067.91	$11,163.65	$—	$22,231.56
Wage Garnishments	$—	$—	$—	$—
Federal Tax	$2,470.40	$2,489.95	$—	$4,960.35
EE SS Tax	$649.58	$608.64	$—	$1,258.22
ER SS Tax	$649.58	$608.64	$—	$1,258.22
EE Med Tax	$232.87	$245.69	$—	$478.56
ER Med Tax	$232.87	$245.69	$—	$478.56
State/local Tax	$937.50	$963.07	$—	$1,900.57
Futa	$—	$—		$—
Suta	$—	$—		$—
Adjustments	$—	$771.19	$—	$771.19

GRAND TOTAL	$16,240.71	$17,096.52	$—	$33,337.23

				$—
reconciliation	$—	$—	$—	$—
Accrual	$979.45	$979.45	$—	$1,958.90

PAYROLL - TICO

	Period Ending 7/7/2006	Period Ending 7/21/2006	Period Ending	Total
SC/VA
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

AL
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

NC
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

GA
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

OH
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

KY
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

MS
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

TN
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

Corp
Salary expense	$3,883.23	$4,767.16	$—	$8,650.39
FICA/FUTA/SUTA	$292.08	$359.70	$—	$651.78
401(k) match	$98.82	$98.82	$—	$197.64
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—	$—	$—

Total	$4,274.13	$5,225.68	$—	$9,499.81

Modern
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—

Total	$—	$—	$—	$—

Period Total	$4,274.13	$5,225.68	$—	$9,499.81

THE THAXTON GROUP	Wachovia #	2000014825703
Cash Disbursements for THAXTON INVESTMENT PAYROLL		2079900431038
Wachovia July-06		540439122
Monthly Court Report for		2079900431041

	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	CORPORATE HQ
Beginning Cash Position	(25,716.03)	—	—	—	—	—		(25,716.03)

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	1,394,450.92	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	136,510.30
Outstanding Checks	—					—
	—

Total Cash Receipts and Transfers	1,394,450.92	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	136,510.30

Cash Disbursements - Loans
Gross Wages	1,107,338.33	183,076.21	142,959.83	69,057.70	48,630.95	350,599.54	161,227.20	151,786.90
Federal Tax	89,429.13	14,181.47	12,930.09	4,825.75	3,704.47	28,051.70	9,413.82	16,321.83
SS Tax	63,737.16	11,059.39	8,562.69	4,212.57	2,990.66	19,921.78	9,625.40	7,364.67
Med Tax	15,573.25	2,586.52	2,002.59	985.22	699.44	4,942.28	2,269.09	2,088.11
EIC	(131.41)	—	—	—	—	(131.41)	—	—
State Tax	39,090.06	7,101.18	518.41	2,092.00	1,994.20	14,103.10	5,712.42	7,568.75
Advance	741.66	225.00	—	—	—	—	—	516.66
Mileage	(25,399.14)	(4,990.20)	(2,951.20)	(1,327.39)	(404.86)	(11,259.82)	(4,465.67)	—
Miscellaneous	—	—	—	—	—	—	—	—
Shortage	—	—	—	—	—	—	—	—
STD	1,306.52	155.12	174.51	105.26	11.08	448.74	235.45	176.36
Medical	23,278.00	3,788.54	3,947.42	843.45	316.58	7,049.81	3,172.12	4,160.08
401K Loans	2,857.64	547.90	—	80.50	—	1,166.72	211.56	850.96
401K Deducts	12,413.36	1,859.49	519.34	525.34	—	4,953.44	382.66	4,173.09
AHL Dental	5,220.38	818.78	812.60	211.26	61.60	1,740.18	940.44	635.52
AHL Cancer	919.30	100.08	52.04	58.64	16.04	338.34	146.68	207.48
AHL Life	2,475.57	372.67	316.54	121.06	23.70	867.10	488.58	285.92
Flex Med	3,537.66	—	42.50	—	—	558.30	365.42	2,571.44
Dep Care	601.99	—	—	—	—	217.39	—	384.60
Stop Payment Fee	—	—	—	—	—	—	—	—
Garnishment fee	59.00	12.00	8.00	8.00	—	19.00	8.00	4.00
Garnishment	947.53	542.95	163.80	—	—	240.78	—	—
Bankrpc	2,260.00	195.00	—	2,065.00	—	—	—	—
Child support	7,195.78	1,075.50	941.14	1,329.66	—	1,794.68	1,235.80	819.00
Tax Levy	250.00	—	—	—	—	250.00	—	—
Fringe	—	—	—	—	—	—	—	—
STD Net	—	—	—	—	—	—	—	—
SS Tax Adjust	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—
	246,508.44	39,631.39	28,040.47	16,136.32	9,557.91	75,272.11	29,741.77	48,128.47
	—	—	—	—	—	—	—	—

FUNDING REQUIREMENTS		—	—	—	—	—	—	—
Net Checks	—	—	—	—	—	—	—	—
Direct Deposits	—	—	—	—	—	—	—	—
Wage Garnishments	14,120.32	1,813.45	1,104.94	3,394.66	—	2,285.46	1,235.80	819.00
Federal Tax	120,205.60	14,181.47	12,930.09	4,825.75	3,704.47	28,051.70	9,413.82	16,321.83
EE SS Tax	87,813.90	11,059.39	8,562.69	4,212.57	2,990.66	19,921.78	9,625.40	7,364.67
ER SS Tax	87,813.86	11,059.37	8,562.72	4,212.55	2,990.67	19,917.77	9,629.41	7,364.66
EE Med Tax	21,323.37	2,586.52	2,002.59	985.22	699.44	4,942.28	2,269.09	2,088.11
ER Med Tax	21,323.14	2,586.46	2,002.58	985.19	699.43	4,940.49	2,270.82	2,088.07
State Tax	39,171.32	7,101.18	518.41	2,092.00	1,994.20	14,103.10	5,712.42	7,568.75
Futa	1,785.11	288.40	185.76	139.90	169.76	296.39	181.32	25.09
Suta	6,922.66	1,708.72	561.19	455.29	599.96	1,005.57	611.96	84.69
	—	—	—	—	—	—	—	—
Total Amt Debited from our Acct		—	—	—	—	—	—	—
Cash BY ENTITY	1,380,166.15	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	122,225.53
Manual Checks	—

Total Other Cash Disbursements	1,380,166.15	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	122,225.53

TOTAL ALL CASH DISBURSEMENTS	1,380,166.15	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	122,225.53

	(11,431.26)	—	—	—	—	—	—	(11,431.26)

Book Balance per bank rec.	(11,431.26)		—		—	—		(11,431.26)
Ending Bank Balance per bank rec.

The Thaxton Group, Inc.

Schedule of Aged Accounts Receivable and Post Accounts Payable

By Operating Group

As of 07/31/2006

Aged Accounts Receivable

(Gross Balance as of 07/31/06)

	Total	Southern Management	Tico Credit	Commercial Lending	Tico Premium
Current	$67,581,312	$67,581,312	$—	$—	$—
Potential (1-30)	$3,493,553	$3,493,553	$—	$—	$—
31-60 Days	$2,106,906	$2,106,906	$—	$—	$—
61-90 Days	$1,111,997	$1,111,997	$—	$—	$—
91 and Over	$1,010,405	$1,010,405	$—	$—	$—
Total Delinquency	$7,722,862	$7,722,862	$—	$—	$—

Total Gross Receivables	$75,304,173	$75,304,173	$—	$—	$—

Post Accounts Payable
(As of 07/31/06)

Southern Management	$—
Tico Credit	$—
Commercial Lending	$—
Tico Premium	$—
Thaxton Insurance	$—
Corporate	$—

Total	$—

Prepared by Danny Bufford	Page 92	L\AR Split 2003\ Weekly Loans Rec\ THAXTON MONTHLY OPERATING REPORT - July 2006.xls, AR AP

In re: THE THAXTON GROUP	Case No. 03-13182 - 03-13213
Jointly Administered

Reporting Period July-06

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$73,451,871
Plus Amounts billed during the period	$11,247,006
Sold Receivables during month
Less Amounts collected during the period	$(9,394,704)
Total Accounts Receivable at the end of the reporting period	$75,304,173

Accounts Receivable Aging	Amount
0-30 days old	$71,074,865
31-60 days old	$2,106,906
61-90 days old	$1,111,997
91+ days old	$1,010,405
Total Accounts Receivable	$75,304,173
Amount considered uncollectible (Bad Debt) - Reserve
Accounts Receivable (Net)	$75,304,173

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possessin account this period? If yes, provide an explanation below.	X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide and explanation below.	X

2. First Day Order authorizing the temporary use of existing cash management system.

Form Mor - 5

THE THAXTON GROUP	CASES 03-13182 - 03-13213
INTER-COMPANY BALANCE RECONCILIATION FOR THE THAXTON GROUP - Consolidated	JOINTLY ADMINISTERED
Monthly Court Report for Jul-06

			HOLDING COMPANY	HOLDING COMPANY					HOLDING GOMPANY
	Consolidated Totals	ELIMINATIONS	THAXTON GROUP,INC Corporate	Thaxton Operating Company	Eagle	Thaxton Insurance Group	Thaxton Commercial Lending	Tico Premium	Thaxton Investment Corporation	TIC -Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated
Beginning Inter-company balance as of 12/31 per G/L Trial Balance	(0.00)	6,248,675.00	73,145,372.59	—	—	(3,410,817.00)	57,761.00	733,168.00	—	(31,700,927.08)	(45,873,608.51)
Cash Transfers between companies	—		252,772.36							(252,772.36)
Expenses paid by Corporate—expensed in subsidiaries (treated as	—		(12,262.31)							9,366.31	2,896.00
separate cost centers as opposed to separate companies	—
	—
Allocations of:	—
	—
Home Office allocation	—
Interest allocation	—		278,397.75							(278,397.75)
Payroll	—		(3,070.00)							3,070.00
Analysis charges	—
Audit accrual	—
Transfer of assets	—
Sale of branches	—
Clear outstanding checks	—
Cherokee return premium	—

General Ledger as of 07/31/06	(0.00)	6,248,675.00	73,661,210.39	—	—	(3,410,817.00)	57,761.00	733,168.00	—	(32,219,660.88)	(45,870,712.51)

	(0.00)	6,248,675.00	73,661,210.39	—	—	(3,410,817.00)	57,761.00	733,168.00	—	(32,219,660.88)	(45,870,712.51)

Balance Sheet - July 31, 2006	—	6,248,675.00	73,661,211.00			(3,410,817.00)	57,761.00	733,168.00		(32,219,661.00)	(45,870,713.00)